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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-8817
ING Equity Trust
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ (Address of principal executive offices)	85258 (Zip code)
CT Corporation System, 101 Federal Street, Boston, MA 02110
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2010

Item 1. Reports to Stockholders.
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

May 31, 2010

Classes A, B, C, I, O, and W

Domestic Equity and Income Fund

■  ING Real Estate Fund

Domestic Equity Growth Funds

■  ING Equity Dividend Fund
■  ING Growth Opportunities Fund
■  ING MidCap Opportunities Fund
■  ING Opportunistic LargeCap Fund
■  ING SmallCap Opportunities Fund

Domestic Equity Value Fund

■  ING Value Choice Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

It’s the uncertainty, for sure

Dear Shareholder,

Uncertainty has been the defining characteristic of the global economy lately; the ebb and flow of the European sovereign debt crisis has contributed to increasingly volatile financial markets and the euro’s descent to a four-year low versus the dollar.

Yet through all this agitation by the four winds, many indicators continue to encourage: corporate earnings persist in exceeding expectations; employment is increasing, if slowly; and the economic recovery in the United States appears to be transitioning from an early-cycle reliance upon inventory building to a broader-based foundation of personal consumption. Fears that the euro zone crisis would gum up the works eased somewhat once China announced that it did not intend to sell its European debt holdings. This forbearance also diminishes the threat that China might unload its holdings of U.S. debt in response to fiscal stress, dulling the edge of the Damoclean sword that many see hanging over the United States.

How do all these cross-signals affect the outlook for the U.S.? Our view is that the economic recovery is still on track, though it may proceed more slowly than we originally hoped. The U.S. needs broad-based income growth to successfully transition into a more sustainable economy. Job growth is progressing, though high unemployment is likely to persist. It may be premature at this point for Congress to turn away from stimulative policies, particularly aid to states, despite concerns about the long-term budget deficit.

Under conditions such as these, we believe your best portfolio strategy is to continue a regular investing program, and to maintain broad-based diversification by asset class, investment style and geography. Given the uncertainty in today’s markets, we do not recommend waiting for an opportune moment to make one’s investments. Instead, consult with your advisor about what fits best with your long-term investment goals and focus your actions on strategic, rather than tactical moves.

Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
June 1, 2010

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective for the Year Ended May 31, 2010

For the fiscal year, despite various shocks to confidence, global equities in the form of the MSCI World IndexSM(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), returned 16.3%. But the trajectory was down as the year ended: in the final month and a half, the MSCI World IndexSM lost 10% on mounting worries about the financial stability of Europe. (The MSCI World IndexSM returned 13.60% for the fiscal year ended May 31, 2010, measured in U.S. dollars.)

If investors were close to despair in late 2008 and the beginning of 2009, then from early March 2009 they started to take comfort from a few “green shoots” of less bad news in a financial world that remained fraught with danger. The prices of risky assets rebounded sharply.

By the middle of the fiscal year the mood had changed again. Few investors still believed that the global financial system was on the verge of collapse. But the stimulus programs of governments and central banks that had saved it must ultimately end, interest and tax rates must rise, over-extended households must cut back. Whether consumer and business demand could recover quickly and firmly enough to sustain a new cycle of growth was the nagging doubt that kept investor sentiment fragile, even if the worst of the 2007/2008 crisis had passed.

Evidence of recovery continued to build, with the inevitable “ifs” and “buts”.

The housing market had always been in the eye of the financial storm. After sliding for more than three years, (measured by the Standard & Poor’s (“S&P”)/Case-Shiller 20-City Composite Home Price Index(2), year-over-year), a 0.6% annual increase was finally recorded in February 2010 and 2.4% in March.

The employment situation has been slow to show real improvement. The unemployment rate peaked at 10.1% in October 2009 but was still as high as 9.9% in April 2010. That month payrolls were up by 290,000, the fourth consecutive increase. But 45.9% of the 15.3 million unemployed have been unemployed for at least 27 weeks. Wage growth remains understandably weak.

After four straight falls, U.S. gross domestic product (“GDP”) grew in the third quarter of 2009 by 2.8% at an annual rate. Next quarter growth was reported at a resounding 5.6%, flattered however, by inventory rebuilding which accounted for two thirds of the increase. The current estimate for the first quarter of 2010 is a better balanced 3.0%, as purchasing managers’ indices register multi-year highs.

Significant overseas news came from China and Greece.

China, now the world’s biggest exporter, resumed GDP growth above 10% in the fourth quarter of 2009, tempered by over-investment and a property price bubble that caused the Bank of China repeatedly to restrict lending, thereby threatening global recovery.

In profligate Greece, with a 2009 budget deficit of 13.6% and existing sovereign debt about 125% of GDP, default on billions of euro of maturing bonds loomed. S&P downgraded Greece’s long term debt to “junk” status. Eurozone countries, with no single voice, dithered on the need for a bail-out, its size, terms and the involvement of the International Monetary Fund (“IMF”). The yields on Greece’s government bonds and those of other high deficit countries like Portugal and Spain ballooned. Many even feared for the viability of the euro itself. At last, on the weekend of May 8th, Eurozone finance ministers agreed on a Financial Stabilization mechanism funded with €500 billion, while the IMF would add up to €250 billion. The threat of immediate sovereign default was lifted. This would buy time, but no one was under any illusions. The lack of fiscal union to partner monetary union had left the Eurozone as strong as its weakest link. There was no sign of that changing any time soon. Meantime, the austerity required to shrink vast deficits would dampen global recovery.

Currencies bore the brunt. The dollar rose 15.3% against the euro for the year, most of it in May, and 12.0% against the pound: another high budget-deficit currency, but lost 4.5% against the yen.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index(3) returned 8.42% over the fiscal year. But within this, the Barclays Capital U.S. Treasury Index(4) returned just 4.50%, the Barclays Capital Corporate Investment Grade Bond Index(5) returned an equity-like 16.60%. Outside of the Barclays Capital U.S. Aggregate Bond Index, the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(6) did better still, delivering 28.79%.

U.S. equities, represented by the S&P 500® Index(7) including dividends, surged 20.99% in the fiscal year, with very little added after November. Generally improving company earnings and economic reports

Market Perspective for the Year Ended May 31, 2010

vied for supremacy in investors’ minds with European sovereign debt problems and Chinese lending restrictions. After nine straight quarters of annual decline, S&P 500® profits increased substantially in the fourth quarter of 2009 and the first quarter of 2010, leading to higher future estimates and more attractive valuations.

In international markets, the MSCI Japan® Index(8) bucked the trend somewhat, slipping 0.21% for the year but adding 5.7% in the second half. Japan’s export-oriented industries were supported by rebounding Asian economies. GDP grew between 4% and 5% despite erratic household demand and falling consumer prices. The MSCI Europe ex UK® Index(9) returned 15.34% for the year, but fell 9.9% after April 15th, unnerved by Greece’s refinancing problems and the broader, deeper dangers. Unemployment held at 10% and GDP barely grew, depending on exports from the competitive parts of the region. The MSCI UK® Index(10) gained 21.66%, despite the deflationary prospect of budget deficit near 11% of GDP, which only resumed growth after the fourth quarter of 2009. Decisive economic policy would be difficult under the new government: the first coalition since the 1930s. But the weaker pound was boosting exports and UK stocks were among the cheapest in Europe.
(1) The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The S&P/Case-Shiller 20-City Composite Home Price Index is a composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

(3) The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4) The Barclays Capital U.S. Treasury Index is an unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

(5) The Barclays Capital Corporate Investment Grade Bond Index is the corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

(6) The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

(7) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(8) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(9) The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(10) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING Real Estate Fund
Portfolio Managers’ Report

Industry Allocation
as of May 31, 2010
(as a percent of net assets)

Financials	95.6%
Consumer Discretionary	2.0%
Other Assets and Liabilities – Net*	2.4%

Net Assets	100.0%

*	Includes short-term investments related to ING Institutional Prime Money Market Fund – Class I.

Portfolio holdings are subject to change daily.

ING Real Estate Fund (the “Fund” or “Real Estate”) seeks total return consisting of long-term capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, CFA and Joseph P. Smith, CFA, Portfolio Managers, of ING Clarion Real Estate Securities LLC — the Sub-Adviser.

Performance: For the year ended May 31, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 61.88% compared to the MSCI U.S. REIT® Index(1), which returned 58.48%, for the same period.

Portfolio Specifics: The past twelve months have been a period of positive total returns for real estate stocks, which have advanced by more than 58%, as represented by the MSCI U.S. REIT® Index, as improving economic conditions and favorable capital market conditions have benefited investors. Macro-economic news has been choppy but we believe, on balance, supports the thesis that conditions continue to improve. Economic reports are beginning to provide evidence of a sustainable recovery as leading economic indicators have been showing consistent, albeit sluggish, improvement and consumer confidence has also improved. Central bank policy remains accommodative as the Federal Reserve Bank has kept policy rates on hold, with the exception of a modest increase in the discount rate earlier in the year. The ability for macro-economic policy to successfully support and sustain economic growth remains a critical backdrop to the recovery in property fundamentals.

Relative outperformance was driven by stock selection and asset allocation decisions. Stock selection provided the largest source of relative outperformance during the past twelve months and was led by strong relative outperformance of Fund holdings in the office, mall, apartment, industrial and healthcare sectors, which more than offset underperformance of Fund holdings in the hotel and shopping center sectors. Asset allocation decisions also contributed to relative performance as value was added by positioning in all sectors, with the exception of the industrial sector, and was led by an overweight exposure to the two top-performing sectors during the period — the mall and apartment sectors. These sectors are considered economically-sensitive sectors and tend to outperform in periods when the economy is showing signs of improving growth prospects.

Current Strategy & Outlook: In our opinion, one of the most underestimated effects of the sharp recovery in credit and financial markets over the past year has been the extent to which cap rates or yields have compressed. While we believe yield compression to have largely run its course from trough levels, the risk remains to the upside (that yields firm further) as capital returns to the property sector and as property fundamentals continue to improve, however gradual. We believe listed property company management teams are getting back to the basics of running companies, which can grow earnings both via internal and external growth with a menu of financing alternatives at reasonable costs of capital. While the returns looking forward for a listed strategy cannot maintain the sharp pace of the past year, we believe that they will remain positive on the back of improving economic conditions and an associated improvement in property fundamentals.

The Fund continues to maintain a core positioning in what we believe are high-quality companies. We remain overweight sectors and geographies offering long-term leases and high percentages of earnings from recurring sources (primarily contract lease rental income). We prefer companies that we believe offer more transparency, strong balance sheets and good, experienced management teams. The Fund is currently biased toward property sectors and stocks that benefit the most from an improving economic environment. We remain disciplined investors in those companies which we believe to provide appropriate above average total return potential without exposing the Fund to excessive downside risk.

(1)	The MSCI U.S. REIT® Index is a free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of May 31, 2010
(as a percent of net assets)

Simon Property Group, Inc.	9.3%
Vornado Realty Trust	6.2%
Equity Residential	5.4%
Host Hotels & Resorts, Inc.	4.4%
AvalonBay Communities, Inc.	4.1%
Boston Properties, Inc.	3.8%
Public Storage, Inc.	3.7%
Macerich Co.	3.7%
Ventas, Inc.	3.4%
Federal Realty Investment Trust	2.9%

Portfolio holdings are subject to change daily.

ING Real Estate Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2010
				Since Inception		Since Inception		Since Inception		Since Inception		Since Inception
				of Class A		of Class B		of Class C		of Class O		of Class W
	1 Year	5 Year	10 Year	December 20, 2002		November 20, 2002		January 17, 2003		September 15, 2004		December 17, 2007

Including Sales Charge:
Class A(1)	52.49%	2.51%	—	10.32%		—		—		—		—
Class B(2)	55.83%	2.64%	—	—		10.30%		—		—		—
Class C(3)	59.80%	2.93%	—	—		—		10.76%		—		—
Class I	62.54%	4.06%	11.40%	—		—		—		—		—
Class O	62.05%	3.71%	—	—		—		—		6.54%		—
Class W	62.45%	—	—	—		—		—		—		(1.19)%
Excluding Sales Charge:
Class A	61.88%	3.72%	—	11.20%		—		—		—		—
Class B	60.83%	2.93%	—	—		10.30%		—		—		—
Class C	60.80%	2.93%	—	—		—		10.76%		—		—
Class I	62.54%	4.06%	11.40%	—		—		—		—		—
Class O	62.05%	3.71%	—	—		—		—		6.54%		—
Class W	62.45%	—	—	—		—		—		—		(1.19)%
MSCI U.S. REIT® Index(4)	58.48%	2.18%	10.52%	10.00	%(5)	10.01	%(6)	10.54	%(7)	4.64	%(8)	(4.73	)%(9)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Real Estate Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The MSCI U.S. REIT® Index is a free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.
(5)	Since inception performance for index is shown from January 1, 2003.
(6)	Since inception performance for index is shown from December 1, 2002.
(7)	Since inception performance for index is shown from February 1, 2003.
(8)	Since inception performance for index is shown from September 1, 2004.
(9)	Since inception performance for index is shown from January 1, 2008.

ING Equity Dividend Fund
Portfolio Managers’ Report

Industry Allocation
as of May 31, 2010
(as a percent of net assets)

Financials	25.4%
Energy	19.1%
Health Care	10.0%
Consumer Discretionary	9.2%
Industrials	8.6%
Utilities	7.4%
Telecommunication Services	7.0%
Materials	4.7%
Consumer Staples	4.6%
Information Technology	2.5%
Other Assets and Liabilities – Net*	1.5%

Net Assets	100.0%

*	Includes short-term investments related to ING Institutional Prime Money Market Fund – Class I.

Portfolio holdings are subject to change daily.

ING Equity Dividend Fund (the “Fund” or “Equity Dividend”) seeks growth of capital and current income. The Fund is managed by David Powers, CFA, and Bob Kloss, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.*

Performance: For the year ended May 31, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 24.22% compared to the Russell 1000® Value Index(1), which returned 22.98% for the same period.

Portfolio Specifics: During the reporting period, the Fund outperformed its benchmark. The Fund benefited from strong stock selection in the consumer discretionary, telecommunication services and healthcare sectors. Within consumer discretionary, CBS Corp. (“CBS”) was the Fund’s strongest performer, benefiting as its stock price recovered from depressed levels. We continue to like CBS given its attractive valuation, and expect the company’s earnings outlook to improve because of its substantial expense control efforts and continued market share growth.

In telecommunication services, the Fund’s underweight in AT&T Corp. (“AT&T”) was favorable. The Fund owned AT&T for part of the year but sold the stock due to competitive concerns. We believed that AT&T was less likely to benefit from the economic recovery than peers such as Qwest Communications International Inc., which the Fund owned and which added value through the reporting period. Fund performance suffered from adverse stock selection in the financials and energy sectors. Within financials, stocks such as Blackstone Group L.P. hurt results, while in energy Marathon Oil Corp. detracted for the period.

During the reporting period the equity markets rallied through most of 2009, but most of this upswing was in low quality, riskier stocks as investor’s begin to dip into the equity markets with a stronger risk appetite. Within energy, our overweight in EnCana Corp. detracted from performance as the stock was not part of the low quality rally during the period.

Current Strategy and Outlook: Currently, the Fund is positioned in companies that we believe have strong or improving dividend yields, powerful competitive positions, robust end markets or superior capital allocation opportunities. We believe each stock possesses an attractive valuation and dividend as well as a clear catalyst to improve it. Top holdings include UGI Corp., ConocoPhillips and Comcast Corp. which we believe are solid companies with good fundamentals, appealing dividend yields, high free cash flows and good balance sheets.

*  Effective April 19, 2010, Chris Corapi was replaced with Bob Kloss as a portfolio manager to the Fund.

(1)	The Russell 1000 Value® Index is an unmanaged index that measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of May 31, 2010
(as a percent of net assets)

ExxonMobil Corp.	4.8%
Pfizer, Inc.	3.8%
General Electric Co.	3.7%
Bank of America Corp.	3.5%
JP Morgan Chase & Co.	3.4%
Chevron Corp.	3.4%
ConocoPhillips	3.3%
Verizon Communications, Inc.	2.7%
Comcast Corp. – Class A	2.6%
Home Depot, Inc.	2.3%

Portfolio holdings are subject to change daily.

ING Equity Dividend Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2010
		Since Inception		Since Inception		Since Inception		Since Inception		Since Inception
		of Class A		of Class B		of Class C		of Class I		of Class W
	1 Year	December 18, 2007		February 20, 2008		February 19, 2008		March 31, 2010		June 1, 2009

Including Sales Charge:
Class A(1)	17.03%	(6.39)%		—		—		—		—
Class B(2)	18.31%	—		(3.58)%		—		—		—
Class C(3)	22.32%	—		—		(1.84)%
Class I	—	—		—		—		(4.99)%		—
Class W	—	—		—		—		—		21.48%
Excluding Sales Charge:
Class A	24.22%	(4.10)%		—		—		—		—
Class B	23.31%	—		(2.33)%		—		—		—
Class C	23.32%	—		—		(1.84)%
Class I	—	—		—		—		(4.99)%		—
Class W	—	—		—		—		—		21.48%
Russell 1000® Value Index(4)	22.98%	(10.74	)%(5)	(8.13	)%(6)	(8.13	)%(6)	(5.84	)%(7)	22.98%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Equity Dividend Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 4% for the 1 year and since inception returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(5)	Since inception performance for index is shown from January 1, 2008.

(6)	Since inception performance for index is shown from March 1, 2008.

(7)	Since inception performance for index is shown from April 1, 2010.

ING Growth Opportunities Fund
Portfolio Managers’ Report

Industry Allocation
as of May 31, 2010
(as a percent of net assets)

Information Technology	33.1%
Health Care	14.9%
Consumer Staples	14.3%
Industrials	12.6%
Consumer Discretionary	10.6%
Financials	5.0%
Energy	3.7%
Materials	1.6%
Telecommunication Services	1.3%
Utilities	1.0%
Other Assets and Liabilities – Net*	1.9%

Net Assets	100.0%

*	Includes short-term investments related to ING Institutional Prime Money Market Fund – Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING Growth Opportunities Fund (the “Fund” or “Growth Opportunities”) seeks long-term capital appreciation. The Fund is managed by Jeff Bianchi and Chris Corapi, Portfolio Managers of ING Investment Management Co. (“ING IM”) — the Sub-Adviser.*

Performance: For the year ended May 31, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 24.08% compared to the Russell 3000® Growth Index(1) and the Russell 1000® Index(2), which returned 22.26% and 22.33%, respectively, for the same period.

Portfolio Specifics: March of 2009 marked the inflection point for markets as equities emerged from their hibernation and rewarded investors with a strong rally. The macroeconomic environment was characterized initially by relief, as investors realized that the world economy would avoid the next great depression. As the period progressed, optimism began to materialize as it seemed that the United States was emerging from the great recession. Investors found comfort in both the firming of the recovery and the subsequent rally in stocks worldwide.

Despite the easy monetary and fiscal policies, not all economic indicators were confirming the strength of the recovery and many began to question whether the market rally had gone too far, too fast. Markets got their first real jolt around Thanksgiving, when the Dubai debt “default” emerged. As we ushered in a new decade, the combination of China enacting policies that would cool their markets and the uncertainty surrounding European sovereign debt tempered market gains and renewed talks of a double-dip recession. As of the end of May, policy makers in Europe were grappling with the most appropriate measures to deal with the overarching issues.

The Fund outperformed the Russell 3000® Growth Index due to stock selection. Selection was particularly strong in the materials and healthcare sectors. An underweight of consumer staples coupled with positive selection also helped to drive the gains. In contrast, weak selection in both the industrials and consumer discretionary sectors detracted from results.

Apple Inc. (“Apple”), Coca-Cola Enterprises Inc. (“Coca-Cola Enterprises”) and Priceline.com Inc. (“Priceline.com”) were among the top performing stocks in the Fund during the reporting period. Apple shares outperformed as a result of investor optimism surrounding the upcoming release of the iPad and a report that the iPhone will be offered on a number of additional cellular phone carriers’ networks. Coca-Cola Enterprises was up sharply as The Coca Cola Company announced that it would acquire Coca-Cola Enterprises’ entire North American business. Priceline.com shares rallied in 2009 as increased market share in Europe and a revised marketing campaign helped to drive the stock price.

QUALCOMM Inc. (“Qualcomm”), Talisman Energy Inc. (“Talisman Energy”) and Amazon.com Inc. (“Amazon”) detracted from results. Qualcomm underperformed, particularly during the first quarter of 2010, after issuing 2nd quarter 2010 guidance below analysts’ estimates. Additionally, the company lowered fiscal year 2010 revenue guidance. Talisman Energy shares sold off as the price of crude slid during the second quarter of 2001. Amazon underperformed due to concerns about the Apple iPad’s impact on Kindle and eBook sales.

Current Strategy & Outlook: At this time, headline risk dominates the markets; we believe the result will be an elevated amount of volatility. We are encouraged by the systematic steps that European nations are taking to thwart their budgetary issues. Most are either passing or contemplating tough austerity measures, which is the first critical step to addressing current budget overhangs.

However, issues of this magnitude certainly take time to resolve. Against this uncertain macroeconomic backdrop, we have reduced the Fund’s exposure to market risk, trimming the weighting of diversified financials while increasing exposure to more defensive stocks.

*	Effective April 19, 2010, Uri Landesman was replaced with Chris Corapi as a portfolio manager to the Fund.

(1)	The Russell 3000® Growth Index is an unmanaged index that measures performance of broad growth segment of the U.S. Equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values.
(2)	The Russell 1000® Index is an unmanaged, comprehensive large-cap indexmeasuring the performance of the largest 1,000 U.S. incorporated companies.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of May 31, 2010
(as a percent of net assets)

Apple, Inc.	6.0%
Microsoft Corp.	4.8%
Cisco Systems, Inc.	3.6%
Google, Inc. – Class A	2.9%
Philip Morris International, Inc.	2.9%
Procter & Gamble Co.	2.9%
DIRECTV	2.6%
Oracle Corp.	2.5%
Wal-Mart Stores, Inc.	2.3%
Danaher Corp.	2.1%

Portfolio holdings are subject to change daily.

ING Growth Opportunities Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2010
				Since Inception
				of Class I
	1 Year	5 Year	10 Year	January 8, 2002

Including Sales Charge:
Class A(1)	16.93%	(1.63)%	(7.91)%	—
Class B(2)	18.23%	(1.51)%	(7.98)%	—
Class C(3)	22.23%	(1.10)%	(7.98)%	—
Class I	24.43%	(0.03)%	—	(1.18)%
Class W	24.85%	(0.17)%	(7.10)%	—
Excluding Sales Charge:
Class A	24.08%	(0.46)%	(7.37)%	—
Class B	23.23%	(1.11)%	(7.98)%	—
Class C	23.23%	(1.10)%	(7.98)%	—
Class I	24.43%	(0.03)%	—	(1.18)%
Class W	24.85%	(0.17)%	(7.10)%	—
Russell 3000® Growth Index(4)	22.26%	1.60%	(3.60)%	0.82	%(7)
Russell 1000® Growth Index(5)	21.59%	1.45%	(3.90)%	0.63	%(7)
Russell 1000® Index(6)	22.33%	0.67%	(0.41)%	1.87	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Growth Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The Russell 3000® Growth Index is an unmanaged index that measures performance of broad growth segment of the U.S. Equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values.
(5)	The Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.
(6)	The Russell 1000® Index is an unmanaged, comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.
(7)	Since inception performance for indices is shown from January 1, 2002.

Effective January 26, 2009, the Fund’s sub-adviser and investment strategy changed. Wellington Management Company, LLP served as the sub-adviser from June 2, 2003 to January 25, 2009. Prior to October 1, 2000 the Fund was managed by a different sub-adviser. The Fund was directly managed by ING Investments, LLC, the Fund’s investment adviser, from October 1, 2000 to June 2, 2003.

ING MidCap Opportunities Fund
Portfolio Managers’ Report

Industry Allocation
as of May 31, 2010
(as a percent of net assets)

Information Technology	24.1%
Consumer Discretionary	18.3%
Health Care	14.8%
Industrials	13.2%
Financials	8.0%
Consumer Staples	6.5%
Energy	5.3%
Materials	5.3%
Telecommunication Services	1.5%
Utilities	1.0%
Other Assets and Liabilities – Net*	2.0%

Net Assets	100.0%

*	Includes short-term investments related to ING Institutional Prime Money Market Fund – Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING MidCap Opportunities Fund (the “Fund” or “MidCap Opportunities”) seeks long term capital appreciation. The Fund is managed by Jeff Bianchi and James Hasso, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.*

Performance: For the year ended May 31, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 34.36% compared to the Russell Midcap® Growth Index(1) and the Russell Midcap® Index(2), which returned 30.14% and 33.93%, respectively, for the same period.

Portfolio Specifics: March of 2009 marked the inflection point for markets as equities emerged from their hibernation and rewarded investors with a strong rally. The macroeconomic environment was characterized initially by relief, as investors realized that the world economy would avoid the next great depression. As the period progressed, optimism began to materialize as it seemed that the United States was emerging from the great recession. Investors found comfort in both the firming of the recovery and the subsequent rally in stocks worldwide.

Despite the easy monetary and fiscal policies not all economic indicators were confirming the strength of the recovery and many began to question whether the market rally had gone too far, too fast. Markets got their first real jolt around Thanksgiving, when the Dubai debt “default” emerged. As we ushered in a new decade, the combination of China enacting policies that would cool their markets and the uncertainty surrounding European sovereign debt tempered market gains and renewed talks of a double-dip recession. As of the end of May, policy makers in Europe were grappling with the most appropriate measures to deal with the overarching issues.

The Fund’s outperformance of the Russell Midcap® Growth Index was driven primarily by strong stock selection, and was further amplified by positive sector allocation. Strong stock selection was evident in a number of sectors. It was particularly acute in the consumer staples sector, materials, healthcare and information technology sectors. On the contrary, weak selection in the financials sector tempered the gains, though our underweight to the sector mitigated the losses.

Priceline.com Inc. (“Priceline.com”) and CBS Corp. (“CBS”) helped to drive the gains during the period. CBS outperformed during the mid to latter stages of 2009 on the back of a stronger than expected 2nd quarter report. The report showed early signs of improvement in radio and local advertising, two of the hardest hit areas in the ad space. In addition, CBS posted strong ratings results in the first few weeks of the primetime TV season, continuing its lead among networks. These factors gave investors increased confidence in a 2010 recovery of advertising spending, which accounts for 63% of CBS’ revenues. In the same vein, Priceline.com outperformed during much of 2009 amid 2nd quarter earnings that significantly exceeded both the company’s guidance and expectations. The company continued to post strong share gains, with hotel room nights sold accelerating to 44% year-over-year growth in the 2nd quarter. These factors, combined with improving industry travel trends and a diminishing foreign exchange drag, resulted in upward revisions of estimated earnings and strong price gains for the stock.

Principal Financial Group Inc. (“Principal Financial”) and Southwestern Energy Co. (“Southwestern Energy”) detracted from performance during the period. Principal Financial underperformed after reporting a disappointing quarter with weakness across businesses and worse than expected flows in full-service accumulation due to continued client withdrawals. We sold the stock on a lack of catalysts. The stock then outperformed on increased optimism over investment portfolio losses being better than feared and positive equity market exposure. Southwestern Energy shares were lower during the early stages of June 2009 amid sliding crude and natural gas prices. We subsequently sold the position.

Current Strategy & Outlook: At this time, headline risk dominates the markets; we believe the result will be an elevated amount of volatility. We are encouraged by the systematic steps that European nations are taking to thwart their budgetary issues. Most are either passing or contemplating tough austerity measures, which is the first critical step to addressing current budget overhangs.

However, issues of this magnitude certainly take time to resolve. Against this uncertain macroeconomic backdrop, we have reduced the Fund’s exposure to market risk, trimming the weighting of diversified financials while increasing exposure to more defensive stocks.

We continue to focus on fundamental stock selection. As always we will continuously seek companies that we believe exhibit strong relative business momentum and market recognition at appropriate prices.

*	Effective April 19, 2010, Uri Landesman was replaced with James Hasso as a portfolio manager to the Fund.

(1)	The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.

(2)	The Russell Midcap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of May 31, 2010
(as a percent of net assets)

Cognizant Technology Solutions Corp.	2.0%
Ecolab, Inc.	2.0%
Intuit, Inc.	1.9%
Bed Bath & Beyond, Inc.	1.9%
Ross Stores, Inc.	1.8%
Hospira, Inc.	1.8%
AmerisourceBergen Corp.	1.8%
BMC Software, Inc.	1.7%
Wyndham Worldwide Corp.	1.7%
Marvell Technology Group Ltd.	1.7%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund – Class I.

Portfolio holdings are subject to change daily.

ING MidCap Opportunities Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2010
				Since Inception
				of Class O
	1 Year	5 Year	10 Year	June 4, 2008

Including Sales Charge:
Class A(1)	26.66%	5.33%	(1.21)%	—
Class B(2)	28.33%	5.46%	(1.34)%	—
Class C(3)	32.20%	5.78%	(1.34)%	—
Class I	34.76%	7.04%	(0.20)%	—
Class O	34.36%	—	—	(3.37)%
Class W	29.97%	—	—	—
Excluding Sales Charge:
Class A	34.36%	6.58%	(0.62)%	—
Class B	33.33%	5.78%	(1.34)%	—
Class C	33.20%	5.78%	(1.34)%	—
Class I	34.76%	7.04%	(0.20)%	—
Class O	34.36%	—	—	(3.37)%
Class W	29.97%	—	—	—
Russell Midcap® Growth Index(4)	30.14%	3.09%	(0.34)%	(8.54	)%(6)
Russell Midcap® Index(5)	33.93%	3.08%	5.22%	(7.53	)%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MidCap Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
(5)	The Russell Midcap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

ING Opportunistic LargeCap Fund
Portfolio Managers’ Report

Industry Allocation
as of May 31, 2010
(as a percent of net assets)

Information Technology	21.2%
Financials	16.1%
Health Care	12.4%
Consumer Discretionary	11.2%
Consumer Staples	9.2%
Industrials	9.1%
Energy	6.1%
Materials	5.4%
Utilities	3.9%
Telecommunication Services	3.0%
Exchange-Traded Funds	1.3%
Other Assets and Liabilities – Net*	1.1%

Net Assets	100.0%

*	Includes short-term investments related to ING Institutional Prime Money Market Fund – Class I.

Portfolio holdings are subject to change daily.

ING Opportunistic LargeCap Fund (the “Fund” or “Opportunistic LargeCap”) seeks long-term growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks. The Fund is managed by Vincent Costa, CFA, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 18.17% compared to the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index(1), which returned 20.99% for the same period.

Portfolio Specifics: Most of the quantitative factors that are used in our models had a volatile one-year period. Although valuation factors did relatively well, their performance was completely offset by the severe underperformance in market sentiment factors. The equity markets rallied in the second half of 2009, but most of this upswing was in low quality, riskier stocks as investors began to dip into the equity markets with a stronger risk appetite. The Fund focuses on higher quality stocks with growth prospects; thus, the low quality rally hurt the Fund’s relative performance.

The Fund’s underperformance for the reporting period was due to security selection. Selection in the consumer discretionary, industrials and financials sectors hurt returns the most. Within consumer discretionary, for example, an overweight in retailer Family Dollar Stores Inc. was unfavorable. Among industrials, positions in the capital goods sub-sector, e.g., Lockheed Martin Corp., detracted from returns. Banks like PNC Financial Services Group Inc. hurt returns in the financials sector. Selection in the consumer staples sector, particularly food, beverage and tobacco companies such as Sara Lee Corp., helped results. Health care stocks such as Medco Health Solutions Inc. also offset some of the losses.

Sector allocation added returns with underweight positions in the consumer staples and energy sectors and an overweight position in the information technology sector. The positive allocation results offset a significant portion of the detraction from security selection.

The largest detractors for the period included overweight positions in Noble Corp., Transocean Ltd. and Sprint Nextel Corp. The top contributors for the period were an underweight position in Exxon Mobil Corp. and overweight positions in strong performers like Marvell Technology Group Ltd. and AmerisourceBergen Corp.

Current Outlook and Strategy: Our research builds structured portfolios of stock with fundamental characteristics that we believe will translate into performance advantage over the benchmark. Our analysis positions the Fund to capitalize on what we believe are high quality companies with superior business momentum, strong earnings and attractive valuations.

The Fund is currently overweight in the information technology and materials sectors, and underweight in the energy and consumer staples sectors.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of May 31, 2010
(as a percent of net assets)

International Business Machines Corp.	3.6%
AT&T, Inc.	2.9%
Microsoft Corp.	2.8%
Comcast Corp. – Class A	2.5%
EMC Corp.	2.5%
JP Morgan Chase & Co.	2.5%
Intel Corp.	2.4%
United Technologies Corp.	2.2%
Target Corp.	2.2%
Amgen, Inc.	2.2%

Portfolio holdings are subject to change daily.

ING Opportunistic LargeCap Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2010
		Since Inception		Since Inception		Since Inception		Since Inception		Since Inception
		of Class A		of Class B		of Class C		of Class I		of Class W
	1 Year	December 28, 2005		April 5, 2006		April 27, 2006		December 20, 2006		December 17, 2007

Including Sales Charge:
Class A(1)	11.42%	(4.32)%		—		—		—		—
Class B(2)	12.28%	—		(5.81)%		—		—		—
Class C(3)	16.26%	—		—		(5.16)%		—		—
Class I	18.86%	—		—		—		(6.22)%		—
Class W	18.00%	—		—		—		—		(12.25)%
Excluding Sales Charge:
Class A	18.17%	(3.03)%		—		—		—		—
Class B	17.28%	—		(5.38)%		—		—		—
Class C	17.26%	—		—		(5.16)%		—		—
Class I	18.86%	—		—		—		(6.22)%		—
Class W	18.00%	—		—		—		—		(12.25)%
S&P 500® Index(4)	20.99%	(0.95	)%(6)	(1.98	)%(7)	(2.34	)%(8)	(5.38	)%(9)	(9.54	)%(10)
Russell 1000® Growth Index(5)	21.59%	0.15	%(6)	(0.57	)%(7)	(0.54	)%(8)	(2.31	)%(9)	(7.63	)%(10)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Opportunistic LargeCap Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and since inception returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)	The Russell 1000® Growth Index is an index that measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

(6)	Since inception performance for index is shown from January 1, 2006.

(7)	Since inception performance for index is shown from April 1, 2006.

(8)	Since inception performance for index is shown from May 1, 2006.

(9)	Since inception performance for index is shown from January 1, 2007.

(10)	Since inception performance for index is shown from January 1, 2008.

ING SmallCap Opportunities Fund
Portfolio Managers’ Report

Industry Allocation
as of May 31, 2010
(as a percent of net assets)

Information Technology	25.0%
Health Care	20.2%
Consumer Discretionary	18.9%
Industrials	15.7%
Financials	5.4%
Energy	4.6%
Materials	3.1%
Consumer Staples	2.0%
Exchange-Traded Funds	1.6%
Telecommunication Services	1.1%
Utilities	0.6%
Other Assets and Liabilities – Net*	1.8%

Net Assets	100.0%

*	Includes short-term investments related to ING Institutional Prime Money Market Fund – Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING SmallCap Opportunities Fund (the “Fund” or “SmallCap Opportunities”) seeks capital appreciation. The Fund is managed by Steve Salopek and James Hasso, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 36.65% compared to the Russell 2000® Growth Index(1) and the Russell 2000® Index(2), which returned 30.54% and 33.62%, respectively, for the same period.

Portfolio Specifics: Rallies during the reporting period were led by small market capitalization and low quality stocks, the same factors that have driven performance since the low on March 9, 2009. This type of market environment has generally been a headwind for active managers, who tend to have higher quality, higher market capitalization biases to their portfolios. The market reversed course in May, as higher market capitalization and higher quality companies outperformed lower market capitalization and lower quality stocks. The Russell 2000® Growth Index outperformed both mid-cap growth and large-cap growth stocks for the period.

Stock selection within healthcare, industrials, financials and telecommunication services contributed most to performance over the period. Notable outperformance within healthcare was due to strong stock selection within biotechnology and healthcare providers and services. Industrials benefited from stock selection within machinery and electrical equipment. Commercial banks and real estate investment trusts were the largest contributors to performance within the financials sector.

Stock selection within consumer discretionary detracted from performance. Returns were held back due to stock selection within textiles, apparel and luxury goods, and internet and catalog retail sub-sectors.

Sybase Inc. (“Sybase”) and Jo-Ann Stores Inc. (“Jo-Ann”) contributed significantly to performance over the period. Sybase, which provides enterprise and mobile software solutions for information management, has agreed to be acquired by SAP for $5.8 billion. Both SAP and Sybase will benefit from synergies across product lines and markets.

Jo-Ann, a specialty retailer of fabrics and crafts, showed stronger than expected top line growth and margin expansion, which drove earnings well ahead of estimates. The company’s strong performance was the result of its focus on cost control, its ability to keep inventories in line, selling products that worked in a challenging economy and decreasing competition.

Jack in the Box Inc. (“Jack in the Box”) and EPIQ Systems Inc. (“EPIQ Systems”) were the two largest detractors from performance over the period. Jack in the Box is a quick service restaurant that owns and franchises both Jack in the Box and Qdoba Mexican Grill restaurants. The stock sold off due to concerns about the company’s future performance, given its heavy concentration in California and the difficult economy. The Fund continues to hold the stock, however, as the company’s fundamentals compare favorably to its peers and we believe that the business will improve as the economy improves.

EPIQ Systems provides software for bankruptcy cases and class action law suits. The stock is countercyclical. The Fund continues to hold it, however, because of its low valuation, the continued growth in bankruptcy filings and the overall high level of debt in the economy.

Current Strategy & Outlook: We believe that the economy will continue to improve but that growth will be slow. We believe the Fund is well positioned for this type of market environment, as we remain focused on companies that we believe have strong managements, strong balance sheets and good cash flow generation capabilities. Although the performance of lower quality, higher risk stocks has begun to wane, we believe that higher quality companies are still more attractive on a relative valuation basis. We remain less focused on purely cyclical stocks. We continue to take advantage of the volatility in the market to invest in quality companies that we perceive to be attractively valued.

(1)	The Russell 2000® Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.

(2)	The Russell 2000® Index is unmanaged an index that measures the performance of securities of small U.S. companies.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of May 31, 2010
(as a percent of net assets)

iShares Russell 2000 Growth Index Fund	1.6%
Healthsouth Corp.	1.3%
Solera Holdings, Inc.	1.2%
OfficeMax, Inc.	1.2%
Watsco, Inc.	1.2%
Chemed Corp.	1.2%
Human Genome Sciences, Inc.	1.2%
Genesee & Wyoming, Inc.	1.2%
Bally Technologies, Inc.	1.1%
Blackboard, Inc.	1.1%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund – Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING SmallCap Opportunities Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2010
				Since Inception
				of Class W
	1 Year	5 Year	10 Year	December 17, 2007

Including Sales Charge:
Class A(1)	28.80%	3.80%	(3.95)%	—
Class B(2)	30.57%	3.90%	(4.08)%	—
Class C(3)	34.66%	4.25%	(4.08)%	—
Class I	37.35%	5.55%	(3.00)%	—
Class W	37.17%	—	—	(1.50)%
Excluding Sales Charge:
Class A	36.65%	5.04%	(3.38)%	—
Class B	35.57%	4.24%	(4.08)%	—
Class C	35.66%	4.25%	(4.08)%	—
Class I	37.35%	5.55%	(3.00)%	—
Class W	37.17%	—	—	(1.50)%
Russell 2000® Growth Index(4)	30.54%	3.21%	0.17%	(5.81	)%(6)
Russell 2000® Index(5)	33.62%	2.77%	4.71%	(4.49	)%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING SmallCap Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The Russell 2000® Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.
(5)	The Russell 2000® Index is an index that measures the performance of securities of small U.S. companies.
(6)	Since inception performance for indices is shown from January 1, 2008.

ING Value Choice Fund
Portfolio Managers’ Report

Industry Allocation
as of May 31, 2010
(as a percent of net assets)

Materials	20.4%
Energy	17.4%
Health Care	10.5%
Telecommunication Services	8.3%
Consumer Staples	7.3%
Information Technology	6.9%
Industrials	6.5%
Utilities	6.0%
Financials	3.8%
Consumer Discretionary	0.9%
Other Assets and Liabilities – Net*	12.0%

Net Assets	100.0%

*	Includes short-term investments related to ING Institutional Prime Money Market Fund – Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING Value Choice Fund (the “Fund” or “Value Choice”) seeks long-term capital appreciation. The Fund is managed by David B. Iben, CFA, Chief Investment Officer, Executive Managing Director and Co-President of Tradewinds Global Investors, LLC (“Tradewinds”) — the Sub-Adviser.

Performance: For the year ended May 31, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 25.16% compared to the Russell 3000® Value Index(1) and the Russell Midcap® Index(2), which returned 24.05% and 33.93%, respectively, for the same period.

Portfolio Specifics: Relative to the Russell 3000® Value Index, the Fund maintained a significant underweight position in the financial services sector and significant overweight position in the materials & processing sector during the period. The Fund’s positions in consumer discretionary and materials & processing companies were the most significant detractors from relative returns, while its energy and utilities sectors were the most significant contributors to relative outperformance during the period.

The Fund’s top performer was Domtar Corp., a manufacturer and marketer of paper and pulp in North America. While the company had underperformed previously due to oversupply and decreasing demand for paper, in addition to looming concerns over the company’s ability to refinance its 2011 debt maturities, the company took positive steps to close some of its operations to reduce capacity. The share price improved due to higher shipments and lower inventories versus prior quarters, lower materials and freight costs, improved overall cost control and successful refinancing in June.

Despite the relative underperformance of the consumer discretionary sector, Magna International Inc. Class A shares (“Magna”), was a significant positive contributor to Fund performance. Magna is the world’s fourth largest auto parts supplier. The stock outperformed due to earnings recovery supported by rising volume production of the Big Three U.S. auto companies. In addition, the company did not proceed with the purchase of Opel, which investors viewed favorably, and in our view, its strong balance sheet supports future growth opportunities.

Another top performer was Lucent Technologies Capital Trust I (“Lucent Technologies”) convertible preferred. Lucent Technologies is now Alcatel-Lucent, a company that provides product offerings that enable its clients to deliver voice, data and video communication services to end users. This preferred stock, which had previously underperformed due to the market’s misperception of Alcatel-Lucent’s liquidity position, rebounded as fears of the company going bankrupt abated.

Tesoro Corp. (“Tesoro”), a U.S. refining and marketing company that operates primarily on the west coast, was the most significant detractor from Fund performance. The market seems to be myopically focused on near-term issues, such as high inventory levels. We continue to believe that Tesoro is a market leader in one of the most profitable refining markets in the world.

Kinross Gold Corp., a senior gold producer with operations located in the United States, Brazil, Chile and Russia also underperformed. The company is experiencing problems in its mines in Brazil resulting from slower than expected ramp-up.

Current Strategy & Outlook: While the period ended positively, questions for investors continue to abound. Where are the next engines for growth? What type of fiscal measures will be needed for governments to gain control of their finances? In the U.S., what are the implications for corporate profits after the passage of sweeping healthcare legislation? Will the devaluation of currencies lead to higher inflation or will deflation take center stage? At Tradewinds, we believe that focusing on top down themes to construct investment portfolios can be a perilous exercise. For instance, risk avoidance was rewarded as much in 2008 as risk taking was in 2009. As measured by the S&P 500® Index, the top 50 performers in 2008 increased, on average, by less than 10% in 2009 while the bottom 50 performers in 2008 doubled in 2009. We believe that finding companies that trade at significant discounts to their intrinsic values is the key to delivering solid absolute and relative returns for our investors. Understanding the dynamics of a business and focusing on those value opportunities that lay in franchise quality companies, in our view, will reward investors over time.

(1)	The Russell 3000® Value Index is a market capitalization-weighted index of stocks of the 3,000 largest U.S. domiciled companies that exhibit value-oriented companies.

(2)	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of May 31, 2010
(as a percent of net assets)

Newmont Mining Corp.	4.6%
Kinross Gold Corp.	3.7%
Cameco Corp.	3.7%
Barrick Gold Corp.	3.7%
Ameren Corp.	3.0%
Nippon Telegraph & Telephone Corp. ADR	2.8%
Lihir Gold Ltd. ADR	2.6%
Tesoro Corp.	2.6%
Wal-Mart Stores, Inc.	2.4%
Pfizer, Inc.	2.3%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund – Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING Value Choice Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2009
			Since Inception	Since Inception		Since Inception		Since Inception		Since Inception
			of Classes A and B	of Class C		of Class I		of Class O		of Class W
	1 Year	5 Year	February 1, 2005	February 7, 2005		September 15, 2005		June 4, 2008		December 17, 2007

Including Sales Charge:
Class A(1)	17.97%	10.29%	9.57%	—		—		—		—
Class B(2)	19.24%	10.53%	9.87%	—		—		—		—
Class C(3)	23.22%	10.80%	—	10.14%		—		—		—
Class I	25.49%	—	—	—		9.97%		—		—
Class O	25.29%	—	—	—		—		2.12%		—
Class W	25.56%	—	—	—		—		—		2.20%
Excluding Sales Charge:
Class A	25.16%	11.61%	10.80%	—		—		—		—
Class B	24.24%	10.79%	10.00%	—		—		—		—
Class C	24.22%	10.80%	—	10.14%		—		—		—
Class I	25.49%	—	—	—		9.97%		—		—
Class O	25.29%	—	—	—		—		2.12%		—
Class W	25.56%	—	—	—		—		—		2.20%
Russell 3000® Value Index(4)	24.05%	(0.08)%	0.35%	0.35	%(6)	(0.89	)%(7)	(10.27	)%(8)	(10.15	)%(9)
Russell Midcap® Index(5)	33.93%	3.08%	3.60%	3.60	%(6)	1.72	%(7)	(7.53	)%(8)	(6.09	)%(9)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Value Choice Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and since inception returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The Russell 3000® Value Index is a market capitalization-weighted index of stocks of the 3,000 largest U.S. domiciled companies that exhibit value-oriented characteristics.

(5)	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

(6)	Since inception performance for indices is shown from February 1, 2005.

(7)	Since inception performance for indices is shown from September 1, 2005.

(8)	Since inception performance for the indices is shown from June 1, 2008.

(9)	Since inception performance for indices is shown from January 1, 2008.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b–1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2009 to May 31, 2010. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	December 1,	May 31,	Expense	May 31,	December 1,	May 31,	Expense	May 31,
	2009	2010	Ratio	2010*	2009	2010	Ratio	2010*

ING Real Estate Fund

Class A	$1,000.00	$1,199.00	1.25%	$6.85	$1,000.00	$1,018.70	1.25%	$6.29
Class B	1,000.00	1,195.30	2.00	10.95	1,000.00	1,014.96	2.00	10.05
Class C	1,000.00	1,195.00	2.00	10.94	1,000.00	1,014.96	2.00	10.05
Class I	1,000.00	1,201.90	0.90	4.94	1,000.00	1,020.44	0.90	4.53
Class O	1,000.00	1,199.40	1.25	6.85	1,000.00	1,018.70	1.25	6.29
Class W	1,000.00	1,201.00	1.00	5.49	1,000.00	1,019.95	1.00	5.04
ING Equity Dividend Fund

Class A	1,000.00	1,038.70	1.25	6.35	1,000.00	1,018.70	1.25	6.29
Class B	1,000.00	1,035.20	2.00	10.15	1,000.00	1,014.96	2.00	10.05
Class C	1,000.00	1,034.90	2.00	10.15	1,000.00	1,014.96	2.00	10.05
Class I(1)	1,000.00	950.10	0.97	1.61	1,000.00	1,020.09	0.97	4.89
Class W	1,000.00	1,041.80	0.98	4.99	1,000.00	1,020.04	0.98	4.94

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	December 1,	May 31,	Expense	May 31,	December 1,	May 31,	Expense	May 31,
	2009	2010	Ratio	2010*	2009	2010	Ratio	2010*

ING Growth Opportunities Fund

Class A	$1,000.00	$1,025.20	1.35%	$6.82	$1,000.00	$1,018.20	1.35%	$6.79
Class B	1,000.00	1,021.80	2.00	10.08	1,000.00	1,014.96	2.00	10.05
Class C	1,000.00	1,021.90	2.00	10.08	1,000.00	1,014.96	2.00	10.05
Class I	1,000.00	1,026.70	1.00	5.05	1,000.00	1,019.95	1.00	5.04
Class W	1,000.00	1,031.20	0.69	3.49	1,000.00	1,021.49	0.69	3.48
ING MidCap Opportunities Fund

Class A	1,000.00	1,101.90	1.35	7.07	1,000.00	1,018.20	1.35	6.79
Class B	1,000.00	1,096.70	2.10	10.98	1,000.00	1,014.46	2.10	10.55
Class C	1,000.00	1,096.40	2.10	10.98	1,000.00	1,014.46	2.10	10.55
Class I	1,000.00	1,102.80	1.00	5.24	1,000.00	1,019.95	1.00	5.04
Class O	1,000.00	1,101.40	1.35	7.07	1,000.00	1,018.20	1.35	6.79
Class W	1,000.00	1,103.60	1.03	5.40	1,000.00	1,019.80	1.03	5.19
ING Opportunistic LargeCap Fund

Class A	1,000.00	1,002.30	1.25	6.24	1,000.00	1,018.70	1.25	6.29
Class B	1,000.00	998.90	2.00	9.97	1,000.00	1,014.96	2.00	10.05
Class C	1,000.00	998.90	2.00	9.97	1,000.00	1,014.96	2.00	10.05
Class I	1,000.00	1,003.60	0.69	3.45	1,000.00	1,021.49	0.69	3.48
Class W	1,000.00	997.90	0.87	4.33	1,000.00	1,020.59	0.87	4.38
ING SmallCap Opportunities Fund

Class A	1,000.00	1,173.10	1.50	8.13	1,000.00	1,017.45	1.50	7.54
Class B	1,000.00	1,168.90	2.25	12.17	1,000.00	1,013.71	2.25	11.30
Class C	1,000.00	1,169.20	2.25	12.17	1,000.00	1,013.71	2.25	11.30
Class I	1,000.00	1,176.00	1.01	5.48	1,000.00	1,019.90	1.01	5.09
Class W	1,000.00	1,175.00	1.12	6.07	1,000.00	1,019.35	1.12	5.64
ING Value Choice Fund

Class A	1,000.00	1,032.30	1.40	7.09	1,000.00	1,017.95	1.40	7.04
Class B	1,000.00	1,028.00	2.15	10.87	1,000.00	1,014.21	2.15	10.80
Class C	1,000.00	1,027.70	2.15	10.87	1,000.00	1,014.21	2.15	10.80
Class I	1,000.00	1,033.40	1.15	5.83	1,000.00	1,019.20	1.15	5.79
Class O	1,000.00	1,032.40	1.39	7.04	1,000.00	1,018.00	1.39	6.99
Class W	1,000.00	1,034.30	1.15	5.83	1,000.00	1,019.20	1.15	5.79

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

(1)	Commencement of operations was March 31, 2010. Expenses paid for the Actual Fund Return reflect the 62 day period ended May 31, 2010.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Equity Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Real Estate Fund, ING Equity Dividend Fund, ING Growth Opportunities Fund, ING MidCap Opportunities Fund, ING Opportunistic LargeCap Fund, ING SmallCap Opportunities Fund, and ING Value Choice Fund, each a series of ING Equity Trust, as of May 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds of ING Equity Trust as of May 31, 2010, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
July 23, 2010

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2010

	ING	ING	ING	ING
	Real	Equity	Growth	MidCap
	Estate	Dividend	Opportunities	Opportunities
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$546,581,564	$8,136,993	$66,494,571	$267,652,388
Short-term investments at value**	—	—	480,078	1,386,603
Short-term investments in affiliated underlying funds***	11,591,369	88,000	733,000	5,663,000
Cash	—	557	3,313	678
Receivables:
Investment securities sold	8,871,875	700	1,701,616	1,753,427
Fund shares sold	7,294,384	50,244	25,671	334,540
Dividends and interest	811,471	27,953	132,242	213,387
Prepaid expenses	26,953	19,957	17,670	21,277
Reimbursement due from manager	—	5,336	4,688	277

Total assets	575,177,616	8,329,740	69,592,849	277,025,577

LIABILITIES:
Payable for investment securities purchased	14,294,499	41,455	654,605	1,542,062
Payable for fund shares redeemed	468,410	10,233	450,222	311,031
Payable upon receipt of securities loaned	—	—	518,841	1,530,455
Payable to affiliates	415,103	8,059	66,924	314,437
Payable for trustee fees	2,055	89	2,748	5,451
Other accrued expenses and liabilities	245,999	13,600	119,544	367,079

Total liabilities	15,426,066	73,436	1,812,884	4,070,515

NET ASSETS	$559,751,550	$8,256,304	$67,779,965	$272,955,062

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$590,964,371	$8,289,129	$201,835,004	$289,746,842
Undistributed net investment income (accumulated net investment loss)	425,361	22,157	—	(83)
Accumulated net realized loss	(231,405,789)	(339,116)	(140,986,790)	(53,622,454)
Net unrealized appreciation	199,767,607	284,134	6,931,751	36,830,757

NET ASSETS	$559,751,550	$8,256,304	$67,779,965	$272,955,062

+ Including securities loaned at value	$—	$—	$500,826	$1,487,763
* Cost of investments in securities	$346,813,957	$7,852,875	$59,522,806	$230,677,667
** Cost of short-term investments	$—	$—	$518,841	$1,530,455
*** Cost of short-term investments in affiliated underlying funds	$11,591,369	$88,000	$733,000	$5,663,000

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2010 (continued)

	ING	ING	ING	ING
	Real	Equity	Growth	MidCap
	Estate	Dividend	Opportunities	Opportunities
	Fund	Fund	Fund	Fund

Class A:
Net assets	$114,792,490	$6,788,302	$37,355,895	$140,802,384
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	9,638,389	795,700	2,138,530	9,235,326
Net asset value and redemption price per share	$11.91	$8.53	$17.47	$15.25
Maximum offering price per share (5.75%)(1)	$12.64	$9.05	$18.54	$16.18
Class B:
Net assets	$1,664,593	$218,842	$9,956,146	$13,644,140
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	139,392	25,724	607,613	985,768
Net asset value, redemption price and maximum offering price per share(2)	$11.94	$8.51	$16.39	$13.84
Class C:
Net assets	$6,305,237	$1,201,358	$14,776,596	$53,097,917
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	506,920	140,727	904,361	3,857,498
Net asset value, redemption price and maximum offering price per share(2)	$12.44	$8.54	$16.34	$13.76
Class I:
Net assets	$399,787,614	$44,232	$5,422,106	$25,803,203
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	31,417,169	4,942	293,996	1,603,347
Net asset value, redemption price and maximum offering price per share	$12.73	$8.95	$18.44	$16.09
Class O:
Net assets	$28,573,635	n/a	n/a	$34,215,770
Shares authorized	unlimited	n/a	n/a	unlimited
Par value	$0.01	n/a	n/a	$0.01
Shares outstanding	2,402,831	n/a	n/a	2,249,468
Net asset value, redemption price and maximum offering price per share	$11.89	n/a	n/a	$15.21
Class W:
Net assets	$8,627,981	$3,570	$269,222	$5,391,648
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	607,966	400	14,800	335,171
Net asset value, redemption price and maximum offering price per share	$14.19	$8.93	$18.19	$16.09

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2010

	ING	ING	ING
	Opportunistic	SmallCap	Value
	LargeCap	Opportunities	Choice
	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$18,829,022	$103,411,870	$484,948,384
Short-term investments at value**	—	9,823,235	15,939,357
Short-term investments in affiliated underlying funds***	192,000	1,545,000	63,669,647
Cash	3,267	839	—
Receivables:
Investment securities sold	62,868	1,538,623	—
Fund shares sold	13,787	204,462	3,035,433
Dividends and interest	37,690	55,278	1,903,138
Prepaid expenses	25,252	25,045	50,293
Reimbursement due from manager	5,183	—	—

Total assets	19,169,069	116,604,352	569,546,252

LIABILITIES:
Payable for investment securities purchased	—	963,243	—
Payable for fund shares redeemed	65,595	144,951	1,356,074
Payable upon receipt of securities loaned	—	9,895,819	16,051,891
Payable to affiliates	18,959	147,144	722,012
Payable for trustee fees	2,258	5,576	2,584
Other accrued expenses and liabilities	47,848	140,729	374,510

Total liabilities	134,660	11,297,462	18,507,071

NET ASSETS	$19,034,409	$105,306,890	$551,039,181

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$33,537,412	$284,714,592	$548,069,635
Undistributed net investment income	30,177	—	4,688,051
Accumulated net realized loss	(15,197,320)	(191,655,412)	(50,187,549)
Net unrealized appreciation	664,140	12,247,710	48,469,044

NET ASSETS	$19,034,409	$105,306,890	$551,039,181

+ Including securities loaned at value	$—	$9,511,490	$15,177,559
* Cost of investments in securities	$18,164,882	$91,091,576	$436,366,806
** Cost of short-term investments	$—	$9,895,819	$16,051,891
*** Cost of short-term investments in affiliated underlying funds	$192,000	$1,545,000	$63,669,647

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2010 (continued)

	ING	ING	ING
	Opportunistic	SmallCap	Value
	LargeCap	Opportunities	Choice
	Fund	Fund	Fund

Class A:
Net assets	$14,103,288	$73,544,793	$339,448,487
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	1,728,106	2,359,402	23,162,855
Net asset value and redemption price per share	$8.16	$31.17	$14.65
Maximum offering price per share (5.75%)(1)	$8.66	$33.07	$15.54
Class B:
Net assets	$1,614,052	$3,434,162	$26,705,569
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	203,084	124,949	1,841,494
Net asset value, redemption price and maximum offering price per share(2)	$7.95	$27.48	$14.50
Class C:
Net assets	$1,174,801	$20,356,073	$109,640,419
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	148,911	742,168	7,574,484
Net asset value, redemption price and maximum offering price per share(2)	$7.89	$27.43	$14.47
Class I:
Net assets	$2,141,549	$7,423,198	$35,653,397
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	259,429	229,123	2,413,096
Net asset value, redemption price and maximum offering price per share	$8.25	$32.40	$14.77
Class O:
Net assets	n/a	n/a	$3,715,012
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$0.01
Shares outstanding	n/a	n/a	254,846
Net asset value, redemption price and maximum offering price per share	n/a	n/a	$14.58
Class W:
Net assets	$719	$548,664	$35,876,297
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	88	16,994	2,261,692
Net asset value, redemption price and maximum offering price per share	$8.14	$32.29	$15.86

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended May 31, 2010

	ING	ING	ING	ING
	Real	Equity	Growth	MidCap
	Estate	Dividend	Opportunities	Opportunities
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$15,533,134	$243,026	$813,616	$2,348,539
Securities lending income, net	1,565	—	3,997	40,392

Total investment income	15,534,699	243,026	817,613	2,388,931

EXPENSES:
Investment management fees	3,282,364	49,493	562,882	1,903,789
Distribution and service fees:
Class A	202,004	15,770	138,057	330,158
Class B	15,493	1,976	132,137	160,725
Class C	49,499	11,007	156,116	503,728
Class O	59,521	—	—	81,284
Class Q(2)	—	—	328	5,254
Transfer agent fees:
Class A	85,009	2,799	114,520	289,813
Class B	1,624	82	38,347	35,531
Class C	5,211	485	45,405	110,559
Class I	12,425	—	3,305	21,498
Class O	25,022	—	—	71,367
Class Q(2)	—	—	58	5,238
Class W	4,112	—	325	4,414
Administrative service fees	468,904	7,614	75,050	489,963
Shareholder reporting expense	113,808	2,060	34,668	167,514
Registration fees	89,614	53,429	61,800	57,958
Professional fees	141,116	17,104	23,788	74,280
Custody and accounting expense	51,324	2,387	6,506	29,518
Trustee fees	9,824	198	5,568	2,337
Miscellaneous expense	36,926	6,433	10,688	22,581
Interest expense	278	—	—	—

Total expenses	4,654,078	170,837	1,409,548	4,367,509
Net waived and reimbursed fees	(5,140)	(65,778)	(233,945)	(521,105)
Brokerage commission recapture	—	—	(796)	—

Net expenses	4,648,938	105,059	1,174,807	3,846,404

Net investment income (loss)	10,885,761	137,967	(357,194)	(1,457,473)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on:
Investments	25,285,952	1,231,247	17,238,195	56,559,765
Foreign currency related transactions	—	580	—	188

Net realized gain	25,285,952	1,231,827	17,238,195	56,559,953

Net change in unrealized appreciation or depreciation on:
Investments	183,264,259	172,933	(498,183)	15,418,694
Foreign currency related transactions	—	16	(665)	(303)

Net change in unrealized appreciation or depreciation	183,264,259	172,949	(498,848)	15,418,391

Net realized and unrealized gain	208,550,211	1,404,776	16,739,347	71,978,344

Increase in net assets resulting from operations	$219,435,972	$1,542,743	$16,382,153	$70,520,871

* Foreign taxes withheld	$4,691	$2,214	$4,418	$8,644
(1) Dividends from affiliates	$10,744	$91	$1,554	$6,918
(2) Effective November 21, 2009, Class Q shareholders of ING Real Estate Fund, ING Growth Opportunities Fund and ING MidCap Opportunities Fund were converted to Class W shares of each respective Fund.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended May 31, 2010

	ING	ING	ING
	Opportunistic	SmallCap	Value
	LargeCap	Opportunities	Choice
	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$363,618	$742,760	$7,783,910
Interest	—	999	3,040,297
Securities lending income, net	—	47,257	128,915

Total investment income	363,618	791,016	10,953,122

EXPENSES:
Investment management fees	139,183	914,943	4,445,012
Distribution and service fees:
Class A	36,359	177,624	798,677
Class B	19,641	44,579	287,504
Class C	12,191	191,152	936,503
Class O	—	—	6,316
Class Q(2)	—	90	—
Transfer agent fees:
Class A	49,352	198,614	659,966
Class B	6,691	12,609	59,837
Class C	4,140	53,370	193,426
Class I	726	2,470	12,585
Class O	—	—	5,127
Class Q(2)	—	27	—
Class W	—	897	44,802
Administrative service fees	19,883	169,831	493,886
Shareholder reporting expense	10,730	46,091	121,688
Registration fees	60,006	71,643	98,469
Professional fees	12,067	28,379	108,217
Custody and accounting expense	2,184	21,740	59,125
Trustee fees	522	2,926	13,014
Miscellaneous expense	4,885	12,273	35,566
Interest expense	—	250	—

Total expenses	378,560	1,949,508	8,379,720
Net waived and reimbursed fees	(117,945)	(285,834)	(669,005)
Brokerage commission recapture	—	—	(68,222)

Net expenses	260,615	1,663,674	7,642,493

Net investment income (loss)	103,003	(872,658)	3,310,629

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain	3,257,480	13,935,715	27,786,753
Net change in unrealized appreciation or depreciation	(97,793)	16,631,621	65,077,992

Net realized and unrealized gain	3,159,687	30,567,336	92,864,745

Increase in net assets resulting from operations	$3,262,690	$29,694,678	$96,175,374

* Foreign taxes withheld	$1,108	$1,542	$293,957
(1) Dividends from affiliates	$294	$3,357	$80,857
(2) Effective November 21, 2009, Class Q shareholders of ING SmallCap Opportunities Fund were converted to Class W shares of the Fund.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Real Estate Fund		ING Equity Dividend Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2010	2009	2010	2009

FROM OPERATIONS:
Net investment income	$10,885,761	$13,582,156	$137,967	$147,613
Net realized gain (loss)	25,285,952	(250,244,973)	1,231,827	(1,502,049)
Net change in unrealized appreciation or depreciation	183,264,259	(58,334,183)	172,949	241,461

Increase (decrease) in net assets resulting from operations	219,435,972	(294,997,000)	1,542,743	(1,112,975)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,784,716)	(1,829,910)	(117,707)	(137,419)
Class B	(24,730)	(30,459)	(2,277)	(1,001)
Class C	(73,469)	(76,685)	(12,896)	(9,275)
Class I	(8,335,780)	(10,659,997)	(5)	—
Class O	(526,652)	(555,114)	—	—
Class Q(1)	(11)	(15)	—	—
Class W	(79,807)	(16,863)	(66)	—
Return of capital:
Class A	(920,356)	(992,591)	—	—
Class B	(19,764)	(29,100)	—	—
Class C	(56,281)	(40,989)	—	—
Class I	(4,275,891)	(3,488,651)	—	—
Class O	(274,680)	(315,931)	—	—
Class Q(1)	—	(7)	—	—
Class W	(19,113)	(4,193)	—	—

Total distributions	(16,391,250)	(18,040,505)	(132,951)	(147,695)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	135,302,503	420,998,209	1,208,577	3,122,961
Reinvestment of distributions	6,404,336	8,699,181	27,726	18,150

	141,706,839	429,697,390	1,236,303	3,141,111
Cost of shares redeemed	(182,930,713)	(203,742,681)	(1,002,340)	(134,228)

Net increase (decrease) in net assets resulting from capital share transactions	(41,223,874)	225,954,709	233,963	3,006,883

Net increase (decrease) in net assets	161,820,848	(87,082,796)	1,643,755	1,746,213

NET ASSETS:
Beginning of year	397,930,702	485,013,498	6,612,549	4,866,336

End of year	$559,751,550	$397,930,702	$8,256,304	$6,612,549

Undistributed net investment income at end of year	$425,361	$347,632	$22,157	$17,795

(1)	Effective November 21, 2009, Class Q shareholders of ING Real Estate Fund were converted to Class W shares of the Fund.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Growth Opportunities Fund		ING MidCap Opportunities Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2010	2009	2010	2009

FROM OPERATIONS:
Net investment loss	$(357,194)	$(420,884)	$(1,457,473)	$(1,332,331)
Net realized gain (loss)	17,238,195	(38,848,453)	56,559,953	(76,191,172)
Net change in unrealized appreciation or depreciation	(498,848)	(19,313,524)	15,418,391	(2,200,870)

Increase (decrease) in net assets resulting from operations	16,382,153	(58,582,861)	70,520,871	(79,724,373)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gains:
Class A	—	—	—	(965,207)
Class B	—	—	—	(240,600)
Class C	—	—	—	(508,748)
Class I	—	—	—	(64,970)
Class O	—	—	—	(1,916)
Class Q(1)	—	—	—	(39,092)

Total distributions	—	—	—	(1,820,533)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	7,478,092	12,846,669	41,807,638	43,107,993
Payment by affiliates (Note 16)	—	—	1,129,127	39,534
Proceeds from shares issued in merger (Note 13)	—	—	—	49,015,412
Reinvestment of distributions	—	—	—	1,258,272

	7,478,092	12,846,669	42,936,765	93,421,211
Cost of shares redeemed	(33,008,594)	(39,742,491)	(55,012,712)	(69,452,409)

Net increase (decrease) in net assets resulting from capital share transactions	(25,530,502)	(26,895,822)	(12,075,947)	23,968,802

Net increase (decrease) in net assets	(9,148,349)	(85,478,683)	58,444,924	(57,576,104)

NET ASSETS:
Beginning of year	76,928,314	162,406,997	214,510,138	272,086,242

End of year	$67,779,965	$76,928,314	$272,955,062	$214,510,138

Accumulated net investment loss at end of year	$—	$(1,543)	$(83)	$—

(1)	Effective November 21, 2009, Class Q shareholders of ING Growth Opportunities Fund and ING MidCap Opportunities Fund were converted to Class W shares of each respective Fund.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Opportunistic		ING SmallCap
	LargeCap Fund		Opportunities Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2010	2009	2010	2009

FROM OPERATIONS:
Net investment income (loss)	$103,003	$(36,543)	$(872,658)	$(853,807)
Net realized gain (loss)	3,257,480	(12,195,242)	13,935,715	(37,977,175)
Net change in unrealized appreciation or depreciation	(97,793)	(1,901,251)	16,631,621	(13,404,870)

Increase (decrease) in net assets resulting from operations	3,262,690	(14,133,036)	29,694,678	(52,235,852)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(53,935)	—	—	—
Class B	(352)	—	—	—
Class C	(215)	—	—	—
Class I	(18,334)	—	—	—
Class W	(7)	—	—	—

Total distributions	(72,843)	—	—	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	2,284,022	2,581,968	12,310,271	68,259,684
Payment by affiliates (Note 16)	—	—	1,298,504	—
Reinvestment of distributions	70,357	—	—	—

	2,354,379	2,581,968	13,608,775	68,259,684
Cost of shares redeemed	(4,663,895)	(12,718,565)	(34,787,113)	(53,101,352)

Net increase (decrease) in net assets resulting from capital share transactions	(2,309,516)	(10,136,597)	(21,178,338)	15,158,332

Net increase (decrease) in net assets	880,331	(24,269,633)	8,516,340	(37,077,520)

NET ASSETS:
Beginning of year	18,154,078	42,423,711	96,790,550	133,868,070

End of year	$19,034,409	$18,154,078	$105,306,890	$96,790,550

Undistributed net investment income at end of year	$30,177	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Value Choice Fund
	Year Ended	Year Ended
	May 31,	May 31,
	2010	2009

FROM OPERATIONS:
Net investment income	$3,310,629	$2,788,299
Net realized gain (loss)	27,786,753	(54,671,475)
Net change in unrealized appreciation or depreciation	65,077,992	(15,840,979)

Increase (decrease) in net assets resulting from operations	96,175,374	(67,724,155)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(2,989,175)	(1,965,477)
Class B	(76,076)	—
Class C	(346,678)	—
Class I	(137,363)	(52,639)
Class O	(23,983)	(2,855)
Class W	(324,553)	(66,364)
Net realized gains:
Class A	—	(4,573,572)
Class B	—	(597,971)
Class C	—	(1,505,087)
Class I	—	(63,246)
Class O	—	(1,617)
Class W	—	(117,401)

Total distributions	(3,897,828)	(8,946,229)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	337,560,824	213,703,475
Payment by affiliates (Note 16)	—	24,417
Proceeds from shares issued in merger (Note 13)	—	27,448,473
Reinvestment of distributions	2,840,014	6,782,862

	340,400,838	247,959,227
Cost of shares redeemed	(250,482,031)	(157,861,415)

Net increase in net assets resulting from capital share transactions	89,918,807	90,097,812

Net increase in net assets	182,196,353	13,427,428

NET ASSETS:
Beginning of year	368,842,828	355,415,400

End of year	$551,039,181	$368,842,828

Undistributed net investment income at end of year	$4,688,051	$2,062,103

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																		Supplemental
		operations				Less distributions							Ratios to average net assets							Data
	Net			Net							Net
	asset			realized	Total						asset		Expenses	Expenses, net of		Expenses, net of				Net assets,
	value,	Net		and	from	From net					value,		before	fee waivers		all		Net investment		end
	beginning	investment		unrealized	investment	investment	From net	From return of	Total		end of	Total	reductions/	and/or recoupments,		reductions/		income		of year or	Portfolio
	of year or period	income (loss)		gain (loss)	operations	income	realized gains	capital	distributions	Payment by affiliate	year or period	Return(1)	additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	Turnover
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Real Estate Fund
Class A
05-31-10	7.63	0.20		4.42	4.62	0.22	—	0.12	0.34	—	11.91	61.88	1.25	1	.25†	1	.25†	2	.03†	114,792	51
05-31-09	14.89	0	.26•	(7.14)	(6.88)	0.24	—	0.14	0.38	—	7.63	(46.62)	1.35	1	.34†	1	.34†	2	.65†	57,141	105
05-31-08	19.27	0	.21•	(2.61)	(2.40)	0.19	1.67	0.12	1.98	—	14.89	(11.59)	1.36	1.33		1.33		1.34		105,808	91
05-31-07	16.42	0	.14•	4.41	4.55	0.16	1.54	—	1.70	—	19.27	28.13	1.22	1.22		1.20		0.74		165,377	57
05-31-06	14.82	0	.20(a)	3.02	3.22	0.49	1.13	—	1.62	—	16.42	22.63	1.20	1.20		1.16		1	.36(a)	102,853	51
Class B
05-31-10	7.65	0	.13•	4.44	4.57	0.16	—	0.12	0.28	—	11.94	60.83	2.00	2	.00†	2	.00†	1	.32†	1,665	51
05-31-09	14.93	0	.17•	(7.16)	(6.99)	0.15	—	0.14	0.29	—	7.65	(47.07)	2.10	2	.09†	2	.09†	1	.75†	1,374	105
05-31-08	19.32	0	.09•	(2.63)	(2.54)	0.06	1.67	0.12	1.85	—	14.93	(12.35)	2.11	2.08		2.08		0.59		3,285	91
05-31-07	16.45	(0	.00)*	4.43	4.43	0.02	1.54	—	1.56	—	19.32	27.24	1.97	1.97		1.95		(0	.00)*	6,331	57
05-31-06	14.85	0	.08(a)	3.02	3.10	0.37	1.13	—	1.50	—	16.45	21.70	1.95	1.95		1.91		0	.61(a)	5,037	51
Class C
05-31-10	7.96	0	.13•	4.62	4.75	0.16	—	0.12	0.28	—	12.44	60.80	2.00	2	.00†	2	.00†	1	.28†	6,305	51
05-31-09	15.52	0	.21•	(7.46)	(7.25)	0.17	—	0.14	0.31	—	7.96	(47.02)	2.10	2	.09†	2	.09†	2	.32†	3,955	105
05-31-08	19.99	0	.10•	(2.73)	(2.63)	0.05	1.67	0.12	1.84	—	15.52	(12.37)	2.11	2.08		2.08		0.58		3,214	91
05-31-07	16.98	(0	.01)•	4.58	4.57	0.02	1.54	—	1.56	—	19.99	27.21	1.97	1.97		1.95		(0.02)		4,942	57
05-31-06	15.28	0	.11(a)	3.09	3.20	0.37	1.13	—	1.50	—	16.98	21.69	1.95	1.95		1.91		0	.61(a)	3,124	51
Class I
05-31-10	8.13	0.26		4.71	4.97	0.25	—	0.12	0.37	—	12.73	62.54	0.90	0	.90†	0	.90†	2	.43†	399,788	51
05-31-09	15.84	0	.32•	(7.61)	(7.29)	0.28	—	0.14	0.42	—	8.13	(46.44)	0.92	0	.91†	0	.91†	3	.25†	316,925	105
05-31-08	20.35	0	.25•	(2.73)	(2.48)	0.24	1.67	0.12	2.03	—	15.84	(11.35)	1.04	1.01		1.01		1.49		337,455	91
05-31-07	17.25	0	.21•	4.64	4.85	0.21	1.54	—	1.75	—	20.35	28.55	0.90	0.90		0.87		1.07		168,125	57
05-31-06	15.49	0	.28•(a)	3.14	3.42	0.53	1.13	—	1.66	—	17.25	22.98	0.92	0.92		0.88		1	.68(a)	144,907	51
Class O
05-31-10	7.61	0.20		4.42	4.62	0.22	—	0.12	0.34	—	11.89	62.05	1.25	1	.25†	1	.25†	2	.04†	28,574	51
05-31-09	14.86	0.25		(7.12)	(6.87)	0.24	—	0.14	0.38	—	7.61	(46.66)	1.35	1	.34†	1	.34†	2	.54†	17,709	105
05-31-08	19.24	0	.21•	(2.61)	(2.40)	0.19	1.67	0.12	1.98	—	14.86	(11.64)	1.35	1.32		1.32		1.36		35,182	91
05-31-07	16.40	0	.14•	4.41	4.55	0.17	1.54	—	1.71	—	19.24	28.15	1.22	1.22		1.20		0.73		53,140	57
05-31-06	14.81	0	.21(a)	3.00	3.21	0.49	1.13	—	1.62	—	16.40	22.60	1.16	1.16		1.13		1	.36(a)	28,720	51
Class W
05-31-10	9.03	0.24		5.29	5.53	0.25	—	0.12	0.37	—	14.19	62.45	1.00	1	.00†	1	.00†	2	.02†	8,628	51
05-31-09	17.52	0	.38•	(8.45)	(8.07)	0.28	—	0.14	0.42	—	9.03	(46.47)	0.92	0	.91†	0	.91†	3	.97†	826	105
12-17-07(4)–05-31-08	15.96	0	.10•	1.74	1.84	0.17	0.06	0.05	0.28	—	17.52	11.65	1.04	1.01		1.01		1.34		69	91

ING Equity Dividend Fund
Class A
05-31-10	7.00	0.16		1.52	1.68	0.15	—	—	0.15	—	8.53	24.22	2.12	1	.25†	1	.25†	1	.94†	6,788	113
05-31-09	9.63	0.21		(2.62)	(2.41)	0.22	—	—	0.22	—	7.00	(25.15)	4.09	1	.25†	1	.25†	3	.08†	5,580	108
12-18-07(4)–05-31-08	10.00	0.11		(0.40)	(0.29)	0.08	—	—	0.08	—	9.63	(2.94)	3.52	1	.25†	1	.25†	2	.57†	4,848	32
Class B
05-31-10	6.99	0.09		1.53	1.62	0.10	—	—	0.10	—	8.51	23.31	2.87	2	.00†	2	.00†	1	.16†	219	113
05-31-09	9.61	0	.16•	(2.60)	(2.44)	0.18	—	—	0.18	—	6.99	(25.54)	4.84	2	.00†	2	.00†	2	.47†	98	108
02-20-08(4)–05-31-08	9.37	0.07		0.23	0.30	0.06	—	—	0.06	—	9.61	3.21	4.27	2	.00†	2	.00†	2	.17†	9	32
Class C
05-31-10	7.01	0.10		1.53	1.63	0.10	—	—	0.10	—	8.54	23.32	2.87	2	.00†	2	.00†	1	.19†	1,201	113
05-31-09	9.62	0	.14•	(2.57)	(2.43)	0.18	—	—	0.18	—	7.01	(25.33)	4.84	2	.00†	2	.00†	2	.20†	935	108
02-19-08(4)–05-31-08	9.30	0	.05•	0.33	0.38	0.06	—	—	0.06	—	9.62	4.09	4.27	2	.00†	2	.00†	1	.39†	9	32
Class I
03-31-10(4)–05-31-10	9.46	0.04		(0.51)	(0.47)	0.04	—	—	0.04	—	8.95	(4.99)	1.84	0	.97†	0	.97†	2	.18†	44	113
Class W
05-31-10	7.50	0.17		1.43	1.60	0.17	—	—	0.17	—	8.93	21.48	1.84	0	.97†	0	.97†	2	.20†	4	113

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																				Supplemental
		operations				Less distributions									Ratios to average net assets							Data
	Net			Net								Net
	asset			realized	Total							asset			Expenses	Expenses, net of		Expenses, net of				Net assets,
	value,	Net		and	from	From net						value,			before	fee waivers		all		Net investment		end
	beginning	investment		unrealized	investment	investment	From net	From return of	Total			end of	Total		reductions/	and/or recoupments,		reductions/		income		of year or	Portfolio
	of year or period	income (loss)		gain (loss)	operations	income	realized gains	capital	distributions	Payment by affiliate		year or period	Return(1)		additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	Turnover
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING Growth Opportunities Fund
Class A
05-31-10	14.08	(0.05)		3.44	3.39	—	—	—	—	—		17.47	24.08		1.68	1	.35†	1	.35†	(0	.26)†	37,356	143
05-31-09	22.32	(0.04)		(8.20)	(8.24)	—	—	—	—	—		14.08	(36.92)		1.74	1	.43†	1	.42†	(0	.20)†	35,676	166
05-31-08	21.63	0.03		0.66	0.69	—	—	—	—	—		22.32	3.19		1.56	1.45		1.45		0.14		70,047	100
05-31-07	18.64	(0	.11)•	3.10	2.99	—	—	—	—	—		21.63	16.04		1.48	1.45		1.44		(0.57)		73,556	84
05-31-06	17.88	(0	.10)•	0.86	0.76	—	—	—	—	—		18.64	4.25		1.43	1.45		1.44		(0.55)		95,300	99
Class B
05-31-10	13.30	(0	.14)•	3.23	3.09	—	—	—	—	—		16.39	23.23		2.33	2	.00†	2	.00†	(0	.92)†	9,956	143
05-31-09	21.22	(0	.14)•	(7.78)	(7.92)	—	—	—	—	—		13.30	(37.32)		2.37	2	.08†	2	.07†	(0	.91)†	14,383	166
05-31-08	20.70	(0	.11)•	0.63	0.52	—	—	—	—	—		21.22	2.51		2.21	2.10		2.10		(0.52)		41,957	100
05-31-07	17.95	(0	.23)•	2.98	2.75	—	—	—	—	—		20.70	15.32		2.13	2.10		2.09		(1.22)		64,120	84
05-31-06	17.33	(0	.22)•	0.84	0.62	—	—	—	—	—		17.95	3.58		2.08	2.10		2.09		(1.20)		83,019	99
Class C
05-31-10	13.26	(0	.14)•	3.22	3.08	—	—	—	—	—		16.34	23.23		2.33	2	.00†	2	.00†	(0	.91)†	14,777	143
05-31-09	21.15	(0.14)		(7.75)	(7.89)	—	—	—	—	—		13.26	(37.30)		2.39	2	.08†	2	.07†	(0	.85)†	15,257	166
05-31-08	20.63	(0.11)		0.63	0.52	—	—	—	—	—		21.15	2.52		2.21	2.10		2.10		(0.51)		30,435	100
05-31-07	17.90	(0	.22)•	2.95	2.73	—	—	—	—	—		20.63	15.25		2.13	2.10		2.09		(1.22)		34,843	84
05-31-06	17.27	(0	.22)•	0.85	0.63	—	—	—	—	—		17.90	3.65		2.08	2.10		2.09		(1.20)		43,089	99
Class I
05-31-10	14.82	0.02		3.60	3.62	—	—	—	—	—		18.44	24.43		1.09	1	.00†	1	.00†	0	.08†	5,422	143
05-31-09	23.38	0.05		(8.61)	(8.56)	—	—	—	—	—		14.82	(36.61)		1.19	0	.98†	0	.97†	0	.29†	11,349	166
05-31-08	22.56	0	.02•	0.80	0.82	—	—	—	—	—		23.38	3.63		1.10	0.99		0.99		0.07		19,048	100
05-31-07	19.35	(0.01)		3.22	3.21	—	—	—	—	—		22.56	16.59		1.01	0.98		0.96		(0.09)		79,265	84
05-31-06	18.47	(0	.01)•	0.89	0.88	—	—	—	—	—		19.35	4.76		0.97	0.98		0.98		(0.05)		66,319	99
Class W
11-23-09(4)–5-31-10	14.57	0.08		3.54	3.62	—	—	—	—	—		18.19	24.85		1.29	0	.69†	0	.69†	0	.40†	269	143

ING MidCap Opportunities Fund
Class A
05-31-10	11.35	(0.06)		3.96	3.90	—	—	—	—	—		15.25	34	.36(c)	1.55	1	.35†	1	.35†	(0	.40)†	140,802	117
05-31-09	16.65	(0	.05)•	(5.13)	(5.18)	—	0.12	—	0.12	0	.00*	11.35	(31	.05)(b)	1.73	1	.35†	1	.35†	(0	.41)†	112,412	201
05-31-08	17.88	(0	.11)•	1.38	1.27	—	2.50	—	2.50	—		16.65	7.41		1.75	1	.29†	1	.29†	(0	.66)†	133,765	187
05-31-07	15.18	(0.11)		2.90	2.79	—	0.09	—	0.09	—		17.88	18.49		1.84	1.25		1.25		(0.66)		117,178	167
05-31-06	13.01	(0	.13)•	2.30	2.17	—	—	—	—	—		15.18	16.68		1.82	1.39		1.39		(0.90)		122,820	103
Class B
05-31-10	10.38	(0	.15)•	3.61	3.46	—	—	—	—	—		13.84	33	.33(c)	2.30	2	.10†	2	.10†	(1	.20)†	13,644	117
05-31-09	15.36	(0	.14)•	(4.72)	(4.86)	—	0.12	—	0.12	0	.00*	10.38	(31	.58)(b)	2.43	2	.10†	2	.10†	(1	.23)†	17,546	201
05-31-08	16.79	(0	.23)•	1.30	1.07	—	2.50	—	2.50	—		15.36	6.64		2.45	2	.04†	2	.04†	(1	.44)†	53,959	187
05-31-07	14.37	(0	.21)•	2.72	2.51	—	0.09	—	0.09	—		16.79	17.58		2.54	2.00		2.00		(1.41)		86,240	167
05-31-06	12.41	(0	.23)•	2.19	1.96	—	—	—	—	—		14.37	15.79		2.52	2.15		2.15		(1.66)		107,722	103
Class C
05-31-10	10.33	(0	.14)•	3.57	3.43	—	—	—	—	—		13.76	33	.20(c)	2.30	2	.10†	2	.10†	(1	.16)†	53,098	117
05-31-09	15.27	(0.14)		(4.68)	(4.82)	—	0.12	—	0.12	0	.00*	10.33	(31	.50)(b)	2.43	2	.10†	2	.10†	(1	.19)†	43,922	201
05-31-08	16.71	(0.23)		1.29	1.06	—	2.50	—	2.50	—		15.27	6.62		2.45	2	.04†	2	.04†	(1	.42)†	72,012	187
05-31-07	14.30	(0	.20)•	2.70	2.50	—	0.09	—	0.09	—		16.71	17.60		2.54	2.00		2.00		(1.41)		80,703	167
05-31-06	12.35	(0	.23)•	2.18	1.95	—	—	—	—	—		14.30	15.79		2.52	2.15		2.15		(1.66)		90,156	103

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																						Supplemental
		operations				Less distributions											Ratios to average net assets							Data
	Net			Net										Net
	asset			realized	Total									asset			Expenses	Expenses, net of		Expenses, net of				Net assets,
	value,	Net		and	from	From net								value,			before	fee waivers		all		Net investment		end
	beginning	investment		unrealized	investment	investment		From net	From return of	Total				end of	Total		reductions/	and/or recoupments,		reductions/		income		of year or	Portfolio
	of year or period	income (loss)		gain (loss)	operations	income		realized gains	capital	distributions		Payment by affiliate		year or period	Return(1)		additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	Turnover
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)		($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING MidCap Opportunities Fund (continued)
Class I
05-31-10	11.94	0.01		4.14	4.15	—		—	—	—		—		16.09	34	.76(c)	1.20	1	.00†	1	.00†	0	.05†	25,803	117
05-31-09	17.42	0	.02•	(5.38)	(5.36)	—		0.12	—	0.12		0	.00*	11.94	(30	.71)(b)	1.18	0	.85†	0	.85†	0	.13†	8,475	201
05-31-08	18.51	(0.03)		1.44	1.41	—		2.50	—	2.50		—		17.42	7.94		1.26	0	.85†	0	.85†	(0	.21)†	6,608	187
05-31-07	15.64	(0.03)		2.99	2.96	—		0.09	—	0.09		—		18.51	19.03		1.33	0.79		0.79		(0.20)		4,253	167
05-31-06	13.35	(0.07)		2.36	2.29	—		—	—	—		—		15.64	17.15		1.34	0.97		0.97		(0.48)		3,376	103
Class O
05-31-10	11.32	(0.06)		3.95	3.89	—		—	—	—		—		15.21	34	.36(c)	1.55	1	.35†	1	.35†	(0	.41)†	34,216	117
06-04-08(4)–05-31-09	16.47	0	.00*	(5.03)	(5.03)	—		0.12	—	0.12		0	.00*	11.32	(30	.48)(b)	1.68	1	.35†	1	.35†	0	.03†	28,177	201
Class W
06-01-09(4)–05-31-10	12.38	0.01		3.70	3.71	—		—	—	—		—		16.09	29	.97(c)	1.23	1	.03†	1	.03†	0	.16†	5,392	117

ING Opportunistic LargeCap Fund
Class A
05-31-10	6.93	0.05		1.21	1.26	0.03		—	—	0.03		—		8.16	18.17		1.84	1	.25†	1	.25†	0	.58†	14,103	156
05-31-09	10.49	(0.01)		(3.55)	(3.56)	—		—	—	—		—		6.93	(33.94)		1.72	1	.25†	1	.25†	(0	.06)†	13,154	245
05-31-08	12.16	(0	.00)*	(0.99)	(0.99)	—		0.68	—	0.68		—		10.49	(8.65)		1.86	1.25		1.25		(0.02)		31,179	367
05-31-07	10.02	(0	.01)•	2.22	2.21	0.07		—	—	0.07		—		12.16	22.11		3.97	1.25		1.25		(0.08)		6,716	240
12-28-05(4)–05-31-06	10.00	0.06		(0.04)	0.02	—		—	—	—		—		10.02	0.20		3.74	1.25		1.25		1.32		5,021	51
Class B
05-31-10	6.78	(0.02)		1.19	1.17	0.00*		—	—	0	.00*	—		7.95	17.28		2.59	2	.00†	2	.00†	(0	.16)†	1,614	156
05-31-09	10.33	(0.08)		(3.47)	(3.55)	—		—	—	—		—		6.78	(34.37)		2.47	2	.00†	2	.00†	(0	.82)†	1,979	245
05-31-08	12.09	(0	.09)•	(0.99)	(1.08)	—		0.68	—	0.68		—		10.33	(9.47)		2.61	2.00		2.00		(0.88)		5,037	367
05-31-07	10.01	(0	.08)•	2.21	2.13	0.05		—	—	0.05		—		12.09	21.35		4.72	2.00		2.00		(0.70)		257	240
04-05-06(4)–05-31-06	10.65	(0.01)		(0.63)	(0.64)	—		—	—	—		—		10.01	(6.10)		4.49	2.00		2.00		(0.81)		35	51
Class C
05-31-10	6.73	(0.01)		1.17	1.16	0	.00*	—	—	0	.00*	—		7.89	17.26		2.59	2	.00†	2	.00†	(0	.17)†	1,175	156
05-31-09	10.26	(0.07)		(3.46)	(3.53)	—		—	—	—		—		6.73	(34.41)		2.47	2	.00†	2	.00†	(0	.81)†	1,079	245
05-31-08	12.00	(0	.08)•	(0.98)	(1.06)	—		0.68	—	0.68		—		10.26	(9.37)		2.61	2.00		2.00		(0.74)		2,192	367
05-31-07	10.01	(0	.08)•	2.16	2.08	0.09		—	—	0.09		—		12.00	20.89		4.72	2.00		2.00		(0.75)		112	240
04-27-06(4)–05-31-06	10.48	(0.01)		(0.46)	(0.47)	—		—	—	—		—		10.01	(4.58)		4.54	2.00		2.00		(0.74)		10	51
Class I
05-31-10	7.00	0.09		1.23	1.32	0.07		—	—	0.07		—		8.25	18.86		1.28	0	.69†	0	.69†	1	.13†	2,142	156
05-31-09	10.55	0.03		(3.58)	(3.55)	—		—	—	—		—		7.00	(33.65)		1.28	0	.81†	0	.81†	0	.38†	1,941	245
05-31-08	12.20	0.01		(0.98)	(0.97)	—		0.68	—	0.68		—		10.55	(8.45)		1.53	0.92		0.92		0.16		4,014	367
12-20-06(4)–05-31-07	10.99	0	.02•	1.19	1.21	—		—	—	—		—		12.20	11.01		3.72	1.00		1.00		0.43		26	240
Class W
05-31-10	6.96	0.06		1.19	1.25	0.07		—	—	0.07		—		8.14	18.00		1.46	0	.87†	0	.87†	0	.83†	1	156
05-31-09	10.52	0.03		(3.59)	(3.56)	—		—	—	—		—		6.96	(33.84)		1.28	0	.81†	0	.81†	0	.42†	1	245
12-17-07(4)–05-31-08	11.32	0	.00*	(0.80)	(0.80)	—		—	—	—		—		10.52	(7.07)		1.53	0.92		0.92		0.06		1	367

ING SmallCap Opportunities Fund
Class A
05-31-10	22.81	(0	.20)•	8.56	8.36	—		—	—	—		—		31.17	36	.65(d)	1.78	1	.50†	1	.50†	(0	.72)†	73,545	114
05-31-09	34.07	(0.16)		(11.10)	(11.26)	—		—	—	—		—		22.81	(33.05)		1.96	1	.50†	1	.50†	(0	.60)†	69,551	178
05-31-08	34.67	(0.13)		(0.47)	(0.60)	—		—	—	—		—		34.07	(1.73)		1.83	1	.50†	1	.50†	(0	.40)†	84,888	112
05-31-07	29.23	(0	.26)•	5.70	5.44	—		—	—	—		—		34.67	18.61		1.83	1.50		1.50		(0.86)		88,436	78
05-31-06	24.37	(0	.31)•	5.17	4.86	—		—	—	—		—		29.23	19.94		1.85	1.50		1.50		(1.13)		89,328	87

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																				Supplemental
		operations				Less distributions									Ratios to average net assets							Data
	Net			Net								Net
	asset			realized	Total							asset			Expenses	Expenses, net of		Expenses, net of				Net assets,
	value,	Net		and	from	From net						value,			before	fee waivers		all		Net investment		end
	beginning	investment		unrealized	investment	investment	From net	From return of	Total			end of	Total		reductions/	and/or recoupments,		reductions/		income		of year or	Portfolio
	of year or period	income (loss)		gain (loss)	operations	income	realized gains	capital	distributions	Payment by affiliate		year or period	Return(1)		additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	Turnover
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING SmallCap Opportunities Fund (continued)
Class B
05-31-10	20.27	(0	.41)•	7.62	7.21	—	—	—	—	—		27.48	35	.57(d)	2.53	2	.25†	2	.25†	(1	.66)†	3,434	114
05-31-09	30.50	(0	.31)•	(9.92)	(10.23)	—	—	—	—	—		20.27	(33.54)		2.66	2	.25†	2	.25†	(1	.38)†	4,879	178
05-31-08	31.27	(0	.33)•	(0.44)	(0.77)	—	—	—	—	—		30.50	(2.46)		2.53	2	.25†	2	.25†	(1	.10)†	12,750	112
05-31-07	26.57	(0	.44)•	5.14	4.70	—	—	—	—	—		31.27	17.69		2.53	2.25		2.25		(1.61)		25,219	78
05-31-06	22.32	(0	.47)•	4.72	4.25	—	—	—	—	—		26.57	19.04		2.55	2.25		2.25		(1.88)		30,678	87
Class C
05-31-10	20.22	(0	.36)•	7.57	7.21	—	—	—	—	—		27.43	35	.66(d)	2.53	2	.25†	2	.25†	(1	.44)†	20,356	114
05-31-09	30.43	(0.33)		(9.88)	(10.21)	—	—	—	—	—		20.22	(33.55)		2.66	2	.25†	2	.25†	(1	.35)†	16,536	178
05-31-08	31.21	(0.37)		(0.41)	(0.78)	—	—	—	—	—		30.43	(2.50)		2.53	2	.25†	2	.25†	(1	.14)†	28,896	112
05-31-07	26.51	(0	.44)•	5.14	4.70	—	—	—	—	—		31.21	17.73		2.53	2.25		2.25		(1.61)		34,951	78
05-31-06	22.27	(0	.47)•	4.71	4.24	—	—	—	—	—		26.51	19.04		2.55	2.25		2.25		(1.88)		39,174	87
Class I
05-31-10	23.59	(0.04)		8.85	8.81	—	—	—	—	—		32.40	37	.35(d)	1.29	1	.01†	1	.01†	(0	.15)†	7,423	114
05-31-09	35.05	(0.03)		(11.43)	(11.46)	—	—	—	—	—		23.59	(32.70)		1.42	1	.01†	1	.01†	(0	.10)†	5,226	178
05-31-08	35.51	0	.00*	(0.46)	(0.46)	—	—	—	—	—		35.05	(1.30)		1.34	1	.06†	1	.06†	0	.00*,†	7,198	112
05-31-07	29.82	(0	.13)•	5.82	5.69	—	—	—	—	—		35.51	19.08		1.34	1.06		1.06		(0.42)		4,186	78
05-31-06	24.73	(0	.18)•	5.27	5.09	—	—	—	—	—		29.82	20.58		1.34	1.04		1.04		(0.65)		2,727	87
Class W
05-31-10	23.54	(0	.14)•	8.89	8.75	—	—	—	—	—		32.29	37	.17(d)	1.40	1	.12†	1	.12†	(0	.50)†	549	114
05-31-09	34.99	0	.05•	(11.50)	(11.45)	—	—	—	—	—		23.54	(32.72)		1.42	1	.01†	1	.01†	0	.24†	530	178
12-17-07(4)–05-31-08	33.51	(0.06)		1.54	1.48	—	—	—	—	—		34.99	4.42		1.31	1	.03†	1	.03†	(0	.42)†	1	112

ING Value Choice Fund
Class A
05-31-10	11.81	0.11		2.86	2.97	0.13	—	—	0.13	—		14.65	25.16		1.54	1	.40†	1	.39†	0	.82†	339,448	58
05-31-09	14.78	0.12		(2.72)	(2.60)	0.11	0.26	—	0.37	0	.00*	11.81	(17	.53)(b)	1.66	1	.40†	1	.39†	1	.15†	249,120	71
05-31-08	16.01	0.08		(0.30)	(0.22)	0.05	0.96	—	1.01	—		14.78	(1.32)		1.65	1.44		1.43		0.59		233,062	74
05-31-07	13.43	0	.13•	3.13	3.26	0.09	0.59	—	0.68	—		16.01	24.60		1.59	1.50		1.49		0.90		216,598	35
05-31-06	9.97	0	.10•	3.51	3.61	0.04	0.11	—	0.15	—		13.43	36.48		1.86	1.51		1.50		0.84		39,931	27
Class B
05-31-10	11.70	0.01		2.83	2.84	0.04	—	—	0.04	—		14.50	24.24		2.29	2	.15†	2	.14†	0	.06†	26,706	58
05-31-09	14.60	0	.04•	(2.68)	(2.64)	—	0.26	—	0.26	0	.00*	11.70	(18	.14)(b)	2.41	2	.15†	2	.14†	0	.38†	25,423	71
05-31-08	15.89	(0.03)		(0.30)	(0.33)	—	0.96	—	0.96	—		14.60	(2.06)		2.40	2.19		2.18		(0.19)		35,145	74
05-31-07	13.35	0	.03•	3.10	3.13	—	0.59	—	0.59	—		15.89	23.69		2.34	2.25		2.24		0.18		45,163	35
05-31-06	9.95	0	.00•,*	3.52	3.52	0.01	0.11	—	0.12	—		13.35	35.54		2.61	2.26		2.25		0.05		6,538	27
Class C
05-31-10	11.69	0	.00*	2.83	2.83	0.05	—	—	0.05	—		14.47	24.22		2.29	2	.15†	2	.14†	0	.09†	109,640	58
05-31-09	14.59	0.04		(2.68)	(2.64)	—	0.26	—	0.26	0	.00*	11.69	(18	.15)(b)	2.41	2	.15†	2	.14†	0	.40†	71,049	71
05-31-08	15.88	(0.03)		(0.30)	(0.33)	—	0.96	—	0.96	—		14.59	(2.06)		2.40	2.19		2.18		(0.18)		80,729	74
05-31-07	13.34	0	.02•	3.11	3.13	—	0.59	—	0.59	—		15.88	23.71		2.34	2.25		2.24		0.15		87,992	35
05-31-06	9.94	0	.01•	3.51	3.52	0.01	0.11	—	0.12	—		13.34	35.62		2.61	2.26		2.25		0.05		21,549	27

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																				Supplemental
		operations				Less distributions									Ratios to average net assets							Data
	Net			Net								Net
	asset			realized	Total							asset			Expenses	Expenses, net of		Expenses, net of				Net assets,
	value,	Net		and	from	From net						value,			before	fee waivers		all		Net investment		end
	beginning	investment		unrealized	investment	investment	From net	From return of	Total			end of	Total		reductions/	and/or recoupments,		reductions/		income		of year or	Portfolio
	of year or period	income (loss)		gain (loss)	operations	income	realized gains	capital	distributions	Payment by affiliate		year or period	Return(1)		additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	Turnover
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING Value Choice Fund (continued)
Class I
05-31-10	11.90	0.14		2.89	3.03	0.16	—	—	0.16	—		14.77	25.49		1.15	1	.15†	1	.14†	1	.18†	35,653	58
05-31-09	14.91	0.16		(2.75)	(2.59)	0.16	0.26	—	0.42	0	.00*	11.90	(17	.28)(b)	1.23	1	.15†	1	.14†	1	.54†	6,113	71
05-31-08	16.12	0	.18•	(0.35)	(0.17)	0.08	0.96	—	1.04	—		14.91	(1.03)		1.28	1.07		1.06		1.18		3,824	74
05-31-07	13.43	0	.30•	3.02	3.32	0.04	0.59	—	0.63	—		16.12	24.99		1.27	1.18		1.17		2.00		758	35
09-15-05(4)–05-31-06	11.18	0	.14•	2.28	2.42	0.06	0.11	—	0.17	—		13.43	21.87		2.11	1.63		1.61		1.58		6	27
Class O
05-31-10	11.75	0.10		2.87	2.97	0.14	—	—	0.14	—		14.58	25.29		1.54	1	.40†	1	.39†	0	.88†	3,715	58
06-04-08(4)–05-31-09	14.63	0	.14•	(2.61)	(2.47)	0.15	0.26	—	0.41	0	.00*	11.75	(16	.78)(b)	1.66	1	.40†	1	.39†	1	.49†	1,388	71
Class W
05-31-10	12.76	0.13		3.13	3.26	0.16	—	—	0.16	—		15.86	25.56		1.23	1	.15†	1	.14†	1	.10†	35,876	58
05-31-09	15.94	0	.18•	(2.94)	(2.76)	0.16	0.26	—	0.42	0	.00*	12.76	(17	.25)(b)	1.23	1	.15†	1	.14†	1	.58†	15,750	71
12-17-07(4)–05-31-08	15.70	0.07		0.17	0.24	—	—	—	—	—		15.94	1.53		1.28	1.07		1.06		1.32		2,655	74

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

*	Amount is more than $(0.005) or (0.005)% or less than $0.005 or 0.005%.

•	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

(a)	Effective June 1, 2005, ING Real Estate Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.25, $0.25, $0.26, $0.26, and $0.25, increase net realized and unrealized gain on investments per share by $0.25, $0.25, $0.26, $0.26, and $0.25, and decrease the ratio of net investment income to average net assets from 2.91% to 1.36%, 2.16% to 0.61%, 2.16% to 0.61%, 3.23% to 1.68%, and 2.91% to 1.36%, for Class A, Class B, Class C, Class I, and Class O, respectively.

(b)	There was no impact on total return by the affiliate payment.

(c)	Excluding a payment by affiliate in the fiscal year ended May 31, 2010, MidCap Opportunities total return would have been 33.81%, 32.78%, 32.65%, 34.20%, 33.81% and 29.43% for Classes A, B, C, I, O and W, respectively.

(d)	Excluding a payment by affiliate in the fiscal year ended May 31, 2010, SmallCap Opportunities total return would have been 34.98%, 33.91%, 33.99%, 35.66% and 35.49% for Classes A, B, C, I and W, respectively.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of May 31, 2010

NOTE 1 — ORGANIZATION

Organization. The ING Funds included in this report are a series of ING Equity Trust (“IET” or the “Trust”), which is organized as an open-end investment management company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

IET is a Massachusetts business trust organized on June 12, 1998 with seven separate active series, which are discussed in this report: Real Estate, Equity Dividend, Growth Opportunities, MidCap Opportunities, Opportunistic LargeCap, SmallCap Opportunities, and Value Choice, (each, the “Fund” and collectively, the “Funds”). The investment objective of each Fund is described in the Fund’s prospectus.

Each Fund offers at least four of the following classes of shares: Class A, Class B, Class C, Class I, Class O, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees (if any), shareholder servicing fees (if any) and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Common expenses of the Funds (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, and fees and expenses of the independent trustees) are allocated to each Fund in proportion to its average net assets. Expenses directly attributable to a particular fund (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, transfer agency out-of-pocket expenses, and offering costs) are charged directly to that Fund. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees.

Class B shares of the Funds are closed to new investment, provided that: (1) Class B shares of the Funds may be purchased through the reinvestment of dividends issued by Class B Shares of the Funds; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of the Funds may be acquired through exchange of Class B shares of other funds in the ING Mutual Funds Complex. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

On September 10, 2009, the Board of Trustees (“Board”) of the Trust approved the conversion of Real Estate, MidCap Opportunities and SmallCap Opportunities current Class Q shares to Class W shares. Effective on November 21, 2009 Class Q shareholders were converted to Class W shares of the respective Funds. On September 10, 2009, the Board approved a proposal to create Class W shares of Growth Opportunities and to convert existing Class Q shares into Class W shares. Effective November 21, 2009, Class Q shares were converted into Class W shares. As a result, references to Class W shares of Growth Opportunities prior to November 21, 2009 represent Class Q shares.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A. Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or

NOTES TO FINANCIAL STATEMENTS as of May 31, 2010 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities with similar characteristics. Investments in open-end mutual funds are valued at net asset value. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Funds (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the valuation procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time a Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the a value of such securities as determined under a Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2010 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement data. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolios of Investments.

For the year ended May 31, 2010, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method and included in interest income.

Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D. Foreign Currency Transactions and Futures Contracts. Certain Funds may enter into foreign currency exchange transactions to convert to and

NOTES TO FINANCIAL STATEMENTS as of May 31, 2010 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends, if any, as follows:

Annually	Quarterly

Growth Opportunities	Real Estate
MidCap Opportunities	Equity Dividend
Opportunistic LargeCap
SmallCap Opportunities
Value Choice

Each Fund distributes capital gains, to the extent available, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F. Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

G. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

I. Illiquid and Restricted Securities. Each Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund also may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and generally may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the illiquid and restricted securities are valued based upon their fair value determined under procedures approved by the Board.

J. Indemnifications. In the normal course of business, IET may enter into contracts that provide certain

NOTES TO FINANCIAL STATEMENTS as of May 31, 2010 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

indemnifications. IET’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management believes based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended May 31, 2010, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales

Real Estate	$234,257,706	$284,926,576
Equity Dividend	8,592,597	8,405,784
Growth Opportunities	104,558,486	131,642,926
MidCap Opportunities	288,422,339	303,496,091
Opportunistic LargeCap	30,435,754	32,546,348
SmallCap Opportunities	113,250,629	137,202,609
Value Choice	329,516,245	254,452,568

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into investment management agreements (“Management Agreements”) with ING Investments, LLC (“ING Investments” or the “Investment Adviser”). The Investment Management Agreements compensate the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

As a Percent of
Average Daily Net Assets

Real Estate	0.70%

Equity Dividend	0.65%

Growth Opportunities	0.75% on first $500 million; 0.675% on next $500 million; and 0.65% in excess of $1 billion

MidCap Opportunities	0.75%

Opportunistic LargeCap	0.70% on first $500 million; 0.65% on next $500 million; and 0.60% in excess of $1 billion

SmallCap Opportunities	0.90% on first $250 million; 0.80% on next $250 million; and 0.75% in excess of $500 million

Value Choice	0.90%

ING Investment Management Co. (“ING IM”), a registered investment adviser, serves as Sub-Adviser to, Equity Dividend, Growth Opportunities, MidCap Opportunities, Opportunistic LargeCap, and SmallCap Opportunities pursuant to sub-advisory agreements between the Investment Adviser and ING IM.

ING Clarion Real Estate Securities LLC (“ING CRES”), a registered investment adviser, is the Sub-Adviser to Real Estate pursuant to a sub-advisory agreement between the Investment Adviser and ING CRES.

Tradewinds Global Investors, LLC (“Tradewinds”), a registered investment adviser, serves as Sub-Adviser to Value Choice pursuant to a sub-advisory agreement between the Investment Adviser and Tradewinds.

ING Funds Services, LLC (the “Administrator” or “IFS”), serves as administrator to each Fund. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund’s average daily net assets.

Effective April 1, 2010, MidCap Opportunities and SmallCap Opportunities no longer pay the Administrator an annual shareholder account servicing fee of $5.00 for each account of beneficial owners of shares. For the year ended May 31, 2010, MidCap Opportunities and SmallCap Opportunities paid $236,126 and $68,172, respectively, in shareholder account servicing fees.

The Investment Adviser, ING IM, ING CRES, IFS and the ING Funds Distributor, LLC (“IFD” or the Distributor”) are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosted ING Bank’s core Tier-1 ratio, strengthened the insurance balance sheet and reduced ING Groep’s Debt/Equity ratio.

On October 26, 2009, ING Groep announced that it will move towards a complete separation of its banking and insurance operations. A formal restructuring plan (“Restructuring Plan”) was submitted to the European Commission (“EC”), which approved it on November 18, 2009. ING Groep expects that the Restructuring Plan will be achieved over the next four years by a divestment of all insurance operations (including ING Investment Management) as well as a divestment of ING Direct US by the end of 2013. ING Groep represented that it will explore all

NOTES TO FINANCIAL STATEMENTS as of May 31, 2010 (continued)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

options, including initial public offerings, sales or combinations thereof.

On December 21, 2009, ING Groep announced that it has completed its planned repurchase of EUR 5 billion of Core Tier 1 securities issued in November 2008 to the Dutch state and its EUR 7.5 billion rights issue.

ING Funds are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Funds. For the year ended May 31, 2010, the following Funds waived such management fees which are not subject to recoupment:

Fund	Amount

Real Estate	$5,140
Equity Dividend	48
Growth Opportunities	685
MidCap Opportunities	3,144
Opportunistic LargeCap	144
SmallCap Opportunities	1,527
Value Choice	38,906

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except Class I and Class W) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following rates:

		Classes B
	Class A	and C	Class O

Real Estate	0.25%	1.00%	0.25%
Equity Dividend	0.25%	1.00%	n/a
Growth Opportunities(1)	0.35%	1.00%	n/a
MidCap Opportunities	0.25%	1.00%	0.25%
Opportunistic LargeCap	0.25%	1.00%	n/a
SmallCap Opportunities	0.25%	1.00%	n/a
Value Choice(2)	0.25%	1.00%	0.25%

(1)	ING Funds Distributor, LLC has contractually agreed to waive up to 0.25% of the distribution and/or service fees payable to it for Class A, Class B and Class C shares of Growth Opportunities.

(2)	ING Funds Distributor, LLC has contractually agreed to waive up to 0.25% of the distribution and/or service fees for Class A, Class B, Class C and Class O shares of Value Choice.

The Distributor also retains the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended May 31, 2010, the Distributor retained the following amounts in sales charges:

	Class A	Class B	Class C
Initial Sales Charges:	Shares	Shares	Shares

Real Estate	$14,806	N/A	N/A
Equity Dividend	3,513	N/A	N/A
Growth Opportunities	3,118	N/A	N/A
MidCap Opportunities	13,197	N/A	N/A
Opportunistic LargeCap	2,000	N/A	N/A
SmallCap Opportunities	3,689	N/A	N/A
Value Choice	141,607	N/A	N/A

Contingent Deferred	Class A	Class B	Class C
Sales Charges:	Shares	Shares	Shares

Real Estate	$540	N/A	$524
Equity Dividend	—	N/A	100
Growth Opportunities	497	N/A	1,078
MidCap Opportunities	—	N/A	2,729
Opportunistic LargeCap	—	N/A	42
SmallCap Opportunities	—	N/A	630
Value Choice	683	N/A	7,993

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

The Investment Adviser may direct the Funds’ portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the Statements of Operations.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2010 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

At May 31, 2010, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

			Accrued
	Accrued		Shareholder
	Investment	Accrued	Service and
	Management	Administrative	Distribution
Fund	Fees	Fees	Fees	Total

Real Estate	$332,148	$47,548	$35,407	$415,103
Equity Dividend	4,639	716	2,704	8,059
Growth Opportunities	44,760	5,980	16,184	66,924
MidCap Opportunities	195,602	23,394	95,441	314,437
Opportunistic LargeCap	11,720	1,676	5,563	18,959
SmallCap Opportunities	101,480	9,123	36,541	147,144
Value Choice	446,942	49,266	225,804	722,012

At May 31, 2010, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

Subsidiary	Fund	Percentage

ING Life Insurance and Annuity Company	Real Estate	13.57%
	Equity Dividend	51.70%
	Opportunistic LargeCap	6.50%
ING National Trust	Real Estate	8.87%
	Opportunistic LargeCap	16.05%
Reliance Trust Company	Growth Opportunities	7.26%
	SmallCap Opportunities	5.45%
ShareBuilder Securities Corp.	Real Estate	5.16%
	Midcap Opportunities	11.69%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Funds.

The Funds have adopted a Retirement Policy (“Policy”) covering independent trustees of the Funds who were trustees on or before May 9, 2007, and who will have served as an independent trustee for at least five years as of the date of their retirement (as that term is defined in the Policy). Benefits under the Policy are based on an annual rate as defined in the Policy.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At May 31, 2010, the Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities.

Fund	Accrued Expenses	Amount

Equity Dividend	Audit	$4,428
Opportunistic LargeCap	Transfer Agent	17,631
	Audit	8,531
	Postage	13,244

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

For the following Funds, the Investment Adviser has agreed to limit expenses, excluding interest expenses, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

	Class	Class	Class	Class	Class	Class
	A	B	C	I	O	W

Real Estate	1.45%	2.20%	2.20%	1.00%	1.45%	1.20%
Equity Dividend	1.25%	2.00%	2.00%	1.00%	n/a	1.00%
Growth Opportunities(1)	1.40%	2.05%	2.05%	1.05%	n/a	1.05%
MidCap Opportunities(2)	1.75%	2.45%	2.45%	1.45%	1.70%	1.50%
Opportunistic LargeCap	1.25%	2.00%	2.00%	1.00%	n/a	1.00%
Value Choice	1.40%	2.15%	2.15%	1.15%	1.40%	1.15%

(1)	ING Investments has further reduced the expense limits.

	Class A	Class B	Class C	Class I	Class W

Growth Opportunities	1.35%	2.00%	2.00%	1.00%	1.00%

(2)	Pursuant to a side agreement, ING Investments has lowered the expense limits for MidCap Opportunities. Pursuant to a side agreement, ING Investments has implemented expense limits for SmallCap Opportunities. The expense limits for these Funds are as follows:

	Class A	Class B	Class C	Class I	Class O	Class W

MidCap Opportunities	1.35%	2.10%	2.10%	1.10%	1.35%	1.10%
SmallCap Opportunities	1.50%	2.25%	2.25%	1.25%	1.50%	1.25%

If ING Investments elects not to renew the side agreement, the expense limits for MidCap Opportunities will revert to the limits listed in the table above. For SmallCap Opportunities, the Fund will no longer have an expense limitation. There is no guarantee that these side agreements will continue after that date. The side agreements will only renew if ING Investments elects to renew them. Any fees waived pursuant to the side agreements shall not be eligible for recoupment.

The Investment Adviser may at a later date recoup from a Fund management fees waived and certain other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Some of the fees waived are not eligible for recoupment. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of

NOTES TO FINANCIAL STATEMENTS as of May 31, 2010 (continued)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

At May 31, 2010, the cumulative amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	May 31,
	2011	2012	2013	Total

Real Estate	$116,257	$—	$—	$116,257
Equity Dividend	48,535	138,470	65,730	252,735
Growth Opportunities	216,988	209,301	68,873	495,162
Opportunistic LargeCap	156,230	117,560	117,801	391,591
Value Choice	378,069	234,877	4,019	616,965

In addition to the above waived or reimbursed fees, Growth Opportunities and Value Choice had $574 and $23,055, respectively, of Class W transfer agent fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser. The related expiration date is May 31, 2013.

The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

Each of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; and (2) finance the redemption of shares of an investor in the Funds. The Funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The following Funds utilized the line of credit during the year ended May 31, 2010:

		Approximate	Approximate
		Average	Weighted
		Daily	Average
		Balance For	Interest Rate
	Days	Days	For Days
Fund	Utilized	Utilized	Utilized

Real Estate	9	$1,053,333	1.07%
SmallCap Opportunities	5	1,302,000	1.40%

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

						Net increase			Proceeds
		Shares	Reinvestment			(decrease)		Payments	from shares	Reinvestment			Net
		issued in	of	Shares	Shares	in shares		by affiliate	issued in	of	Shares	Shares	increase
	Shares sold	merger	distributions	redeemed	converted	outstanding	Shares sold	(Note 16)	merger	distributions	redeemed	converted	(decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)

Real Estate

Class A

05-31-10	3,933,976	—	253,834	(2,043,225)	—	2,144,585	41,984,649	—	—	2,356,294	(20,703,148)	—	23,637,795
05-31-09	3,128,767	—	284,932	(3,028,207)	—	385,492	30,877,139	—	—	2,640,336	(25,995,978)	—	7,521,497

Class B

05-31-10	10,677	—	4,406	(55,165)	—	(40,082)	117,074	—	—	40,141	(539,973)	—	(382,758)
05-31-09	43,049	—	5,619	(89,247)	—	(40,579)	487,120	—	—	51,934	(873,519)	—	(334,465)

Class C

05-31-10	204,422	—	9,197	(203,671)	—	9,948	2,237,395	—	—	89,393	(2,051,220)	—	275,568
05-31-09	509,569	—	8,729	(228,390)	—	289,908	4,859,122	—	—	78,201	(1,888,170)	—	3,049,153

Class I

05-31-10	7,724,168	—	400,818	(15,709,408)	—	(7,584,422)	78,222,739	—	—	3,866,250	(153,964,851)	—	(71,875,862)
05-31-09	36,744,820	—	561,360	(19,611,292)	—	17,694,888	378,154,131	—	—	5,468,101	(168,373,040)	—	215,249,192

Class Q(2)
05-31-10	—	—	—	(1)	(53)	(54)	—	—	—	(1)	(10)	(532)	(543)
05-31-09	—	—	—	(1)	—	(1)	—	—	—	—	(5)	—	(5)

Class O

05-31-10	553,549	—	3,858	(480,504)	—	76,903	5,600,396	—	—	35,474	(4,915,436)	—	720,434
05-31-09	560,345	—	34,751	(636,311)	—	(41,215)	5,284,378	—	—	441,091	(6,338,285)	—	(612,816)

Class W

05-31-10	579,844	—	1,601	(65,020)	45	516,470	7,140,250	—	—	16,785	(756,075)	532	6,401,492
05-31-09	118,652	—	2,065	(33,186)	—	87,531	1,336,319	—	—	19,518	(273,684)	—	1,082,153

NOTES TO FINANCIAL STATEMENTS as of May 31, 2010 (continued)

NOTE 10 — CAPITAL SHARES (continued)

						Net increase			Proceeds
		Shares	Reinvestment			(decrease)		Payments	from shares	Reinvestment			Net
		issued in	of	Shares	Shares	in shares		by affiliate	issued in	of	Shares	Shares	increase
	Shares sold	merger	distributions	redeemed	converted	outstanding	Shares sold	(Note 16)	merger	distributions	redeemed	converted	(decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)

Equity Dividend

Class A

05-31-10	100,413	—	2,557	(104,218)	—	(1,248)	843,790	—	—	20,029	(830,504)	—	33,315
05-31-09	304,171	—	2,318	(13,205)	—	293,284	2,105,925	—	—	15,460	(88,876)	—	2,032,509

Class B

05-31-10	18,752	—	270	(7,297)	—	11,725	144,760	—	—	2,174	(60,575)	—	86,359
05-31-09	13,729	—	149	(830)	—	13,048	95,600	—	—	1,001	(5,846)	—	90,755

Class C

05-31-10	20,486	—	695	(13,745)	—	7,436	169,062	—	—	5,523	(111,261)	—	63,324
05-31-09	137,717	—	256	(5,609)	—	132,364	921,436	—	—	1,689	(39,506)	—	883,619

Class I

03-31-10(1)-05-31-10	4,942	—	—	—	—	4,942	47,972	—	—	—	—	—	47,972

Class W

06-01-09(1)-05-31-10	400	—	—	—	—	400	2,993	—	—	—	—	—	2,993

Growth Opportunities

Class A

05-31-10	316,217	—	—	(710,933)	—	(394,716)	5,300,863	—	—	—	(12,062,290)	—	(6,761,427)
05-31-09	489,323	—	—	(1,095,041)	—	(605,718)	7,840,379	—	—	—	(16,464,110)	—	(8,623,731)

Class B

05-31-10	12,198	—	—	(486,103)	—	(473,905)	185,690	—	—	—	(7,624,834)	—	(7,439,144)
05-31-09	53,833	—	—	(949,942)	—	(896,109)	813,646	—	—	—	(14,154,282)	—	(13,340,636)

Class C

05-31-10	35,737	—	—	(281,888)	—	(246,151)	574,752	—	—	—	(4,324,897)	—	(3,750,145)
05-31-09	82,246	—	—	(370,696)	—	(288,450)	1,138,161	—	—	—	(5,034,766)	—	(3,896,605)

Class I

05-31-10	78,843	—	—	(550,540)	—	(471,697)	1,416,787	—	—	—	(8,939,687)	—	(7,522,900)
05-31-09	205,671	—	—	(254,556)	—	(48,885)	3,053,595	—	—	—	(3,772,435)	—	(718,840)

Class Q(2)
05-31-10	—	—	—	(2,025)	(16,107)	(18,132)	—	—	—	—	(32,619)	(285,005)	(317,624)
05-31-09	50	—	—	(21,840)	—	(21,790)	888	—	—	—	(316,898)	—	(316,010)

Class W

05-31-10	—	—	—	(1,307)	16,107	14,800	—	—	—	—	(24,267)	285,005	260,738
05-31-09	—	—	—	—	—	—	—	—	—	—	—	—	—

MidCap Opportunities

Class A

05-31-10	1,265,496	—	—	(1,933,512)	—	(668,016)	17,380,329	584,599	—	—	(26,553,089)	—	(8,588,161)
05-31-09	2,818,879	1,577,015	68,892	(2,595,485)	—	1,869,301	34,487,652	21,233	16,173,283	700,917	(30,710,868)	—	20,672,217

Class B

05-31-10	55,016	—	—	(759,276)	—	(704,260)	656,935	61,711	—	—	(9,326,178)	—	(8,607,532)
05-31-09	151,433	237,360	21,680	(2,233,259)	—	(1,822,786)	1,670,843	5,374	2,232,181	202,707	(25,693,578)	—	(21,582,473)

Class C

05-31-10	144,771	—	—	(541,142)	—	(396,371)	1,870,079	221,767	—	—	(6,754,809)	—	(4,662,963)
05-31-09	177,189	188,148	27,043	(852,973)	—	(460,593)	1,868,518	10,509	1,743,123	251,495	(8,845,696)	—	(4,972,051)

Class I

05-31-10	1,288,081	—	—	(394,687)	—	893,394	18,704,976	96,753	—	—	(5,961,173)	—	12,840,556
05-31-09	291,755	245,180	6,078	(212,462)	—	330,551	3,816,393	1,499	2,644,967	64,970	(2,324,747)	—	4,203,082

Class Q(2)
05-31-10	166	—	—	(6,829)	(336,161)	(342,824)	2,190	—	—	—	(91,399)	(4,789,282)	(4,878,491)
05-31-09	6,581	—	3,671	(5,807)	—	4,445	68,249	887	—	38,183	(67,868)	—	39,451

Class O

05-31-10	208,869	—	—	(447,552)	—	(238,683)	2,917,409	143,042	—	—	(6,203,756)	—	(3,143,305)
06-04-08(1)-05-31-09	114,400	2,554,172	—	(180,421)	—	2,488,151	1,196,338	32	26,221,858	—	(1,809,652)	—	25,608,576

Class W

06-01-09(1)-05-31-10	16,624	—	—	(7,835)	326,382	335,171	275,720	21,255	—	—	(122,308)	4,789,282	4,963,949

NOTES TO FINANCIAL STATEMENTS as of May 31, 2010 (continued)

NOTE 10 — CAPITAL SHARES (continued)

						Net increase			Proceeds
		Shares	Reinvestment			(decrease)		Payments	from shares	Reinvestment			Net
		issued in	of	Shares	Shares	in shares		by affiliate	issued in	of	Shares	Shares	increase
	Shares sold	merger	distributions	redeemed	converted	outstanding	Shares sold	(Note 16)	merger	distributions	redeemed	converted	(decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)

Opportunistic LargeCap

Class A

05-31-10	238,534	—	6,256	(414,587)	—	(169,797)	1,904,668	—	—	51,937	(3,329,686)	—	(1,373,081)
05-31-09	260,513	—	—	(1,335,837)	—	(1,075,324)	1,970,767	—	—	—	(9,382,842)	—	(7,412,075)

Class B

05-31-10	5,257	—	40	(94,216)	—	(88,919)	39,754	—	—	323	(748,189)	—	(708,112)
05-31-09	18,828	—	—	(214,372)	—	(195,544)	125,559	—	—	—	(1,608,972)	—	(1,483,413)

Class C

05-31-10	25,115	—	25	(36,675)	—	(11,535)	199,312	—	—	198	(290,459)	—	(90,949)
05-31-09	21,148	—	—	(74,355)	—	(53,207)	143,117	—	—	—	(534,680)	—	(391,563)

Class I

05-31-10	16,732	—	2,136	(36,550)	—	(17,682)	140,288	—	—	17,899	(295,548)	—	(137,361)
05-31-09	52,021	—	—	(155,493)	—	(103,472)	342,525	—	—	—	(1,192,071)	—	(849,546)

Class W

05-31-10	—	—	—	(2)	—	(2)	—	—	—	—	(13)	—	(13)
05-31-09	—	—	—	—	—	—	—	—	—	—	—	—	—

SmallCap Opportunities

Class A

05-31-10	288,434	—	—	(977,903)	—	(689,469)	8,052,658	907,729	—	—	(25,876,839)	—	(16,916,452)
05-31-09	2,431,381	—	—	(1,874,012)	—	557,369	64,525,849	—	—	—	(43,515,819)	—	21,010,030

Class B

05-31-10	7,472	—	—	(123,287)	—	(115,815)	172,253	48,116	—	—	(3,025,405)	—	(2,805,036)
05-31-09	24,727	—	—	(202,017)	—	(177,290)	527,491	—	—	—	(4,578,163)	—	(4,050,672)

Class C

05-31-10	24,428	—	—	(99,919)	—	(75,491)	648,320	248,947	—	—	(2,471,200)	—	1,573,933
05-31-09	32,238	—	—	(164,090)	—	(131,852)	740,654	—	—	—	(3,499,426)	—	(2,758,772)

Class I

05-31-10	99,400	—	—	(91,811)	—	7,589	3,016,270	86,977	—	—	(2,739,143)	—	364,104
05-31-09	82,459	—	—	(66,264)	—	16,195	1,949,424	—	—	—	(1,463,223)	—	486,201

Class Q(2)
05-31-10	—	—	—	(440)	(2,560)	(3,000)	—	—	—	—	(12,455)	(69,851)	(82,306)
05-31-09	—	—	—	(916)	—	(916)	—	—	—	—	(23,368)	—	(23,368)

Class W

05-31-10	14,371	—	—	(22,402)	2,517	(5,514)	420,770	6,735	—	—	(662,071)	69,851	(164,715)
05-31-09	23,433	—	—	(956)	—	22,477	516,266	—	—	—	(21,353)	—	494,913

Value Choice

Class A

05-31-10	16,269,241	—	155,330	(14,348,571)	—	2,076,000	225,513,153	—	—	2,211,903	(198,116,684)	—	29,608,372
05-31-09	14,834,819	1,210,099	409,933	(11,139,668)	—	5,315,183	157,058,048	15,723	14,696,189	4,823,126	(110,507,928)	—	66,085,158

Class B

05-31-10	300,094	—	4,129	(634,668)	—	(330,445)	3,923,661	—	—	58,432	(8,901,732)	—	(4,919,639)
05-31-09	334,030	321,004	39,035	(929,028)	—	(234,959)	3,981,608	2,245	3,863,855	471,544	(9,793,576)	—	(1,474,324)

Class C

05-31-10	2,807,954	—	19,807	(1,328,469)	—	1,499,292	38,690,823	—	—	279,680	(18,187,236)	—	20,783,267
05-31-09	2,119,044	738,400	99,993	(2,416,572)	—	540,865	23,452,851	5,665	8,879,085	1,205,919	(23,935,365)	—	9,608,155

Class I

05-31-10	2,802,454	—	9,193	(912,295)	—	1,899,352	41,387,928	—	—	131,831	(13,442,801)	—	28,076,958
05-31-09	833,915	763	10,264	(587,618)	—	257,324	9,544,886	246	9,344	115,766	(7,393,961)	—	2,276,281

Class O

05-31-10	225,383	—	—	(88,647)	—	136,736	3,154,614	—	—	—	(1,217,310)	—	1,937,304
06-04-08(1)-05-31-09	143,921	—	—	(25,811)	—	118,110	1,396,271	24	—	—	(251,124)	—	1,145,171

Class W

05-31-10	1,692,695	—	10,277	(675,769)	—	1,027,203	24,890,645	—	—	158,168	(10,616,268)	—	14,432,545
05-31-09	1,606,306	—	13,032	(551,410)	—	1,067,928	18,269,811	514	—	166,507	(5,979,461)	—	12,457,371

(1)	Commencement of operations.
(2)	Effective November 21, 2009, Class Q shareholders of Real Estate, Growth Opportunities, MidCap Opportunities and SmallCap Opportunities were converted to Class W shares of each respective Fund.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2010 (continued)

NOTE 11 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds’ Board, the following securities have been deemed to be illiquid. The Funds may invest up to 15% of their net assets in illiquid securities.

		Principal	Initial			Percent
		Amount/	Acquisition			of Net
Fund	Security	Shares	Date	Cost	Value	Assets

Value Choice	Mirant Corp.	162,000	05/28/07	$—	$—	0.0%

NOTE 12 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the Bank of New York Mellon Corp. Institutional Cash Reserves Fund (“BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of May 31, 2010, the BICR Fund held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”) in a separate sleeve designated as Series B. The Lehman Securities have market values significantly below amortized cost. On May 22, 2009, the Funds agreed to the terms of a capital support agreement (the “Capital Support Agreement”) extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the Lehman Securities held by the BICR Fund, Series B. Under the terms of the Capital Support Agreement, BNYC will support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents an unrealized loss to the Funds) and subject, in part, to the Funds’ continued participation in the BNY securities lending program through September 15, 2011. At September 15, 2011, if the Funds have complied with the requirements under the Capital Support Agreement to continue to participate in the BNY securities lending program and if such securities have not otherwise been sold, the Funds will have the right to sell the defaulted securities to BNYC at a price equal to 80% of par value. The recorded value of each Fund’s investment in the BICR Fund includes the value of the underlying securities held by the BICR Fund and the estimated value of the support to be provided by BNYC. The investment in the BICR Fund is included in the Portfolio of Investments under Securities Lending Collateral and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At May 31, 2010, the following Funds had securities on loan with the following market values:

	Value of	Cash
	Securities	Collateral
	Loaned	Received*

Growth Opportunities	$500,826	$518,841
MidCap Opportunities	1,487,763	1,530,455
SmallCap Opportunities	9,511,490	9,895,819
Value Choice	15,177,559	16,051,891

*	Cash collateral received was invested in the BICR Fund, the fair value of which is presented in the respective Funds’ Portfolios of Investments.

NOTE 13 — REORGANIZATIONS

On February 7, 2009, MidCap Opportunities (“Acquiring Fund”) acquired the assets and certain liabilities of ING Global Science and Technology Fund, also listed below (“Acquired Fund”) in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to the plan of reorganization approved by the Acquired Fund’s

NOTES TO FINANCIAL STATEMENTS as of May 31, 2010 (continued)

NOTE 13 — REORGANIZATIONS (continued)

shareholders. The number and value of shares issued by the Acquiring Fund is presented in Note 9 — Capital Shares. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquired Fund
				Acquired	Unrealized
Acquiring	Acquired	Total Net Assets of	Total Net Assets of	Capital Loss	Appreciation	Conversion
Fund	Fund	Acquired Fund (000s)	Acquiring Fund (000s)	Carryforwards (000s)	(000s)	Ratio

MidCap Opportunities	ING Global Science and Technology Fund	$49,015	$154,274	$(30,103)	$2,324	0.33

The net assets of MidCap Opportunities after the acquisition were $203,289,179.

NOTE 14 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment corporations, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of May 31, 2010:

			Accumulated
	Paid-in	Undistributed Net	Net Realized
	Capital	Investment Income	Gains/(Losses)

Real Estate(1)	$—	$17,133	$(17,133)
Equity Dividend	—	(654)	654
Growth Opportunities	(138,164,849)	358,737	137,806,112
MidCap Opportunities	(43,059,306)	1,457,390	41,601,916
Opportunistic LargeCap	(30,311,320)	17	30,311,303
SmallCap Opportunities	(49,755,428)	872,658	48,882,770
Value Choice	—	3,213,147	(3,213,147)

(1)	As of the Fund’s tax year ended December 31, 2009.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended May 31, 2010		Year Ended May 31, 2009
	Ordinary	Return	Ordinary	Long-Term	Return
	Income	of Capital	Income	Capital Gains	of Capital

Real Estate(1)	$12,773,278	$5,566,085	$10,046,596	$—	$4,871,462
Equity Dividend	132,951	—	147,695	—	—
MidCap Opportunities	—	—	—	1,820,533	—
Opportunistic LargeCap	72,843	—	—	—	—
Value Choice	3,897,828	—	4,074,037	4,674,773	—

(1)	Amounts and composition of dividends and distributions presented herein are based on the Fund’s tax year-ends of December 31, 2009 and December 31, 2008.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2010 (continued)

NOTE 14 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2010 were:

	Undistributed	Unrealized	Post-October	Post-October
	Ordinary	Appreciation/	Currency Losses	Capital Losses	Capital Loss	Expiration
	Income	(Depreciation)	Deferred	Deferred	Carryforwards	Dates

Real Estate(1)	$—	$31,584,044	$—	$(4,750,125)	$(5,631,494)	2016
					(108,793,070)	2017

					$(114,424,564)

Equity Dividend	22,157	174,764	—	—	(229,746)	2017
Growth Opportunities	—	5,535,174	—	—	(117,098,211)	2011
					(1,005,295)	2013
					(6,977,204)	2017
					(14,509,503)	2018

					$(139,590,213)

MidCap Opportunities	—	35,442,790	(83)	—	(15,874,453)	2011
					(903,833)	2012
					(13,636,661)	2016
					(21,819,540)	2017

					$(52,234,487)*

Opportunistic LargeCap	30,177	581,811	—	—	(10,223,807)	2017
					(4,891,184)	2018

					$(15,114,991)

SmallCap Opportunities	—	7,482,094	—	—	(167,319,500)	2011
					(2,868,318)	2017
					(16,701,978)	2018

					$(186,889,796)*

Value Choice	4,688,051	42,779,730	—	—	(3,832,801)	2014
					(5,627,636)	2015
					(9,794,706)	2016
					(13,869,709)	2017
					(11,373,383)	2018

					$(44,498,235)*

(1)	As of the Fund’s tax year ended December 31, 2009.

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Funds’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2005.

As of May 31, 2010, no provisions for income tax would be required in the Funds’ financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2010 (continued)

NOTE 15 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see the Funds’ most recent Prospectus and/or the Statement of Additional Information.

Non-Diversified Investment Company (Real Estate). The Fund is classified as non-diversified investment companies under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Fund. The investment of a large percentage of the Fund’s assets in the securities of a small number of issuers may cause the Fund’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as nondiversified, the Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Foreign Securities (Equity Dividend, Growth Opportunities, MidCap Opportunities, Opportunistic LargeCap, and Value Choice). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

NOTE 16 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, ING agreed with the Funds to indemnify and hold harmless the Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the U.S. Securities and Exchange Commission in connection with investigations related to mutual funds and variable insurance products. On March 26, 2010, ING settled its indemnification commitments by making payments to the affected Funds. In connection with the settlement, ING paid:

MidCap Opportunities	$1,129,127
SmallCap Opportunities	$1,298,504

NOTE 17 — SUBSEQUENT EVENTS

Dividends: Subsequent to May 31, 2010, the following Funds declared dividends of:

	Type	Per Share Amount	Payable Date	Record Date

Real Estate
Class A	NII	$0.0702	July 2, 2010	June 30, 2010
Class B	NII	0.0456	July 2, 2010	June 30, 2010
Class C	NII	0.0473	July 2, 2010	June 30, 2010
Class I	NII	0.0801	July 2, 2010	June 30, 2010
Class O	NII	0.0694	July 2, 2010	June 30, 2010
Class W	NII	0.0760	July 2, 2010	June 30, 2010

NOTES TO FINANCIAL STATEMENTS as of May 31, 2010 (continued)

NOTE 17 — SUBSEQUENT EVENTS (continued)

	Type	Per Share Amount	Payable Date	Record Date

Equity Dividend
Class A	NII	$0.0408	July 2, 2010	June 30, 2010
Class B	NII	0.0235	July 2, 2010	June 30, 2010
Class C	NII	0.0244	July 2, 2010	June 30, 2010
Class I	NII	0.0468	July 2, 2010	June 30, 2010
Class W	NII	0.0472	July 2, 2010	June 30, 2010
NII — Net investment income

On March 25, 2010, the Board approved a proposal to reorganize Opportunistic LargeCap into ING Core Equity Research Fund. Subject to shareholder approval, it is expected that the reorganization will occur on or about August 21, 2010.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

PORTFOLIO OF INVESTMENTS
ING Real Estate Fund
as of May 31, 2010

Shares			Value

COMMON STOCK: 3.0%

	Consumer Discretionary: 2.0%
150,700	@ Hyatt Hotels Corp.		$6,097,322
117,900	Starwood Hotels & Resorts Worldwide, Inc.		5,452,875

			11,550,197

	Financials: 1.0%
381,700	Brookfield Properties Co.		5,584,271

			5,584,271

	Total Common Stock (Cost $14,776,799)		17,134,468

REAL ESTATE INVESTMENT TRUSTS: 94.6%

	Financials: 94.6%
276,492	Acadia Realty Trust		4,946,442
173,370	Alexandria Real Estate Equities, Inc.		11,369,605
541,825	AMB Property Corp.		14,049,522
339,100	Apartment Investment & Management Co.		6,995,633
253,600	Associated Estates Realty Corp.		3,476,856
236,869	AvalonBay Communities, Inc.		23,227,374
276,100	Boston Properties, Inc.		21,171,348
818,300	Brandywine Realty Trust		9,484,097
232,900	BRE Properties, Inc.		9,516,294
161,800	Camden Property Trust		7,384,552
496,500	CBL & Associates Properties, Inc.		7,094,985
334,000	Colonial Properties Trust		5,036,720
1,002,900	Developers Diversified Realty Corp.		11,473,176
96,800	Digital Realty Trust, Inc.		5,508,888
145,900	Equity Lifestyle Properties, Inc.		7,557,620
669,400	Equity Residential		30,210,022
292,700	Extra Space Storage, Inc.		4,402,208
218,900	Federal Realty Investment Trust		16,132,930
471,800	HCP, Inc.		15,031,548
337,200	Highwoods Properties, Inc.		9,933,912
521,100	Hospitality Properties Trust		11,724,750
1,743,355	Host Hotels & Resorts, Inc.		24,860,242
184,100	Kilroy Realty Corp.		6,056,890
536,523	Kimco Realty Corp.		7,672,279
447,400	Liberty Property Trust		13,784,394
500,425	Macerich Co.		20,697,578
424,400	Nationwide Health Properties, Inc.		15,061,956
30,300	@ Pebblebrook Hotel Trust		621,756
221,400	Pennsylvania Real Estate Investment Trust		3,053,106
951,000	Prologis		10,822,380
226,202	Public Storage, Inc.		20,966,663
328,200	Regency Centers Corp.		12,061,350
609,359	Simon Property Group, Inc.		51,813,796
235,200	SL Green Realty Corp.		14,650,608
245,900	Tanger Factory Outlet Centers, Inc.		10,234,358
246,600	Taubman Centers, Inc.		9,984,834
628,004	UDR, Inc.		12,767,321
595,078	U-Store-It Trust		4,891,541
400,825	Ventas, Inc.		18,818,734
449,264	Vornado Realty Trust		34,898,828

	Total Real Estate Investment Trusts (Cost $332,037,158)		529,447,096

	Total Long-Term Investments (Cost $346,813,957)		546,581,564

SHORT-TERM INVESTMENTS: 2.1%

	Affiliated Mutual Fund: 2.1%
11,591,369	ING Institutional Prime Money Market Fund — Class I		11,591,369

	Total Short-Term Investments (Cost $11,591,369)		11,591,369

	Total Investments in Securities
	(Cost $358,405,326)*	99.7%	$558,172,933
	Other Assets and Liabilities - Net	0.3	1,578,617

	Net Assets	100.0%	$559,751,550

@	Non-income producing security

*	Cost for federal income tax purposes is $487,169,097.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$200,926,916
Gross Unrealized Depreciation	(129,923,080)

Net Unrealized Appreciation	$71,003,836

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of May 31, 2010 in valuing the Fund’s assets and liabilities:

	Quoted
	Prices
	in Active	Significant
	Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	5/31/2010

Asset Table
Investments, at value
Common Stock*	$17,134,468	$—	$—	$17,134,468
Real Estate Investment Trusts	529,447,096	—	—	529,447,096
Short-Term Investments	11,591,369	—	—	11,591,369

Total Investments, at value	$558,172,933	$—	$—	$558,172,933

See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Equity Dividend Fund
as of May 31, 2010

Shares			Value

COMMON STOCK: 95.3%

	Consumer Discretionary: 9.2%
12,000	Comcast Corp. — Class A		$217,080
10,800	Groupe Aeroplan, Inc.		97,286
5,600	Home Depot, Inc.		189,616
4,800	JC Penney Co., Inc.		131,952
3,200	Omnicom Group		121,440

			757,374

	Consumer Staples: 4.6%
6,200	Altria Group, Inc.		125,798
2,100	Kimberly-Clark Corp.		127,470
3,000	Molson Coors Brewing Co.		123,120

			376,388

	Energy: 19.1%
4,100	Arch Coal, Inc.		88,355
4,400	Cenovus Energy, Inc.		118,536
3,800	Chevron Corp.		280,706
5,200	ConocoPhillips		269,672
3,900	EnCana Corp.		120,315
6,600	ExxonMobil Corp.		399,036
5,000	Marathon Oil Corp.		155,450
2,600	National Oilwell Varco, Inc.		99,138
900	Total SA ADR		41,967

			1,573,175

	Financials: 22.2%
3,800	@ AllianceBernstein Holding LP		107,882
3,300	Ameriprise Financial, Inc.		131,307
4,300	Axis Capital Holdings Ltd.		130,720
18,360	Bank of America Corp.		288,986
2,000	Bank of Hawaii Corp.		96,060
3,600	BB&T Corp.		108,864
7,000	@ Blackstone Group LP		74,550
1,700	Cullen/Frost Bankers, Inc.		93,296
7,100	JP Morgan Chase & Co.		281,018
3,432	NYSE Euronext		98,395
8,600	People’s United Financial, Inc.		120,142
2,200	Sun Life Financial, Inc.		62,149
2,600	Travelers Cos., Inc.		128,622
6,200	XL Capital Ltd.		109,182

			1,831,173

	Health Care: 10.0%
8,100	Biovail Corp.		121,581
4,500	Cardinal Health, Inc.		155,205
2,500	Eli Lilly & Co.		81,975
4,600	Merck & Co., Inc.		154,974
20,700	Pfizer, Inc.		315,262

			828,997

	Industrials: 8.6%
3,000	Avery Dennison Corp.		102,540
1,800	Dover Corp.		80,802
18,600	General Electric Co.		304,110
1,700	Parker Hannifin Corp.		104,482
3,300	Tyco International Ltd.		119,427

			711,361

	Information Technology: 2.5%
3,500	Diebold, Inc.		101,430
7,300	Total System Services, Inc.		106,580

			208,010

	Materials: 4.7%
4,200	EI Du Pont de Nemours & Co.		151,914
2,700	Kaiser Aluminum Corp.		101,061
4,500	Sonoco Products Co.		139,095

			392,070

	Telecommunication Services: 7.0%
3,900	AT&T, Inc.		94,770
28,800	Qwest Communications International, Inc.		150,912
8,000	Verizon Communications, Inc.		220,160
10,700	Windstream Corp.		114,169

			580,011

	Utilities: 7.4%
9,400	CenterPoint Energy, Inc.		128,028
6,100	Great Plains Energy, Inc.		107,055
3,400	NSTAR		119,374
6,100	UGI Corp.		159,454
3,800	UIL Holdings Corp.		96,064

			609,975

	Total Common Stock (Cost $7,633,975)		7,868,534

REAL ESTATE INVESTMENT TRUSTS: 3.2%

	Financials: 3.2%
2,200	Entertainment Properties Trust		90,068
12,100	MFA Mortgage Investments, Inc.		88,693
4,300	Weingarten Realty Investors		89,698

	Total Real Estate Investment Trusts (Cost $218,900)		268,459

	Total Long-Term Investments (Cost $7,852,875)		8,136,993

SHORT-TERM INVESTMENTS: 1.1%

	Affiliated Mutual Fund: 1.1%
88,000	ING Institutional Prime Money Market Fund — Class I		88,000

	Total Short-Term Investments (Cost $88,000)		88,000

	Total Investments in Securities
	(Cost $7,940,875)*	99.6%	$8,224,993
	Other Assets and Liabilities - Net	0.4	31,311

	Net Assets	100.0%	$8,256,304

@	Non-income producing security
ADR	American Depositary Receipt

*	Cost for federal income tax purposes is $8,050,245.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$680,945
Gross Unrealized Depreciation	(506,197)

Net Unrealized Appreciation	$174,748

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Equity Dividend Fund
as of May 31, 2010 (continued)

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of May 31, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	5/31/2010

Asset Table
Investments, at value
Common Stock*	$7,868,534	$—	$—	$7,868,534
Real Estate Investment Trusts	268,459	—	—	268,459
Short-Term Investments	88,000	—	—	88,000

Total Investments, at value	$8,224,993	$—	$—	$8,224,993

See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Growth Opportunities Fund
as of May 31, 2010

Shares			Value

COMMON STOCK: 98.1%

		Consumer Discretionary: 10.6%
22,869	@,L	Bed Bath & Beyond, Inc.	$1,026,132
47,330	@	DIRECTV	1,783,868
35,470	@	Gildan Activewear, Inc.	1,025,792
19,226	@	Gymboree Corp.	857,095
9,320	@	Panera Bread Co.	753,336
17,990	@	Urban Outfitters, Inc.	653,037
46,690		Wyndham Worldwide Corp.	1,101,884

			7,201,144

		Consumer Staples: 14.3%
25,970		Alberto-Culver Co.	714,694
36,480		ConAgra Foods, Inc.	882,086
19,586		Herbalife Ltd.	884,308
17,220		Hershey Co.	805,896
44,247		Philip Morris International, Inc.	1,952,178
31,710		Procter & Gamble Co.	1,937,164
28,870		Walgreen Co.	924,995
31,157		Wal-Mart Stores, Inc.	1,575,298

			9,676,619

		Energy: 3.7%
23,100	@	Alpha Natural Resources, Inc.	886,347
25,400	@,L	McMoRan Exploration Co.	273,050
20,250		National Oilwell Varco, Inc.	772,133
30,050		Williams Cos., Inc.	593,488

			2,525,018

		Financials: 5.0%
51,023	@	Blackstone Group LP	543,395
23,824		JP Morgan Chase & Co.	942,954
20,180		Lazard Ltd.	636,477
33,010		UnumProvident Corp.	762,531
29,230		XL Capital Ltd.	514,740

			3,400,097

		Health Care: 14.9%
24,750	@	Amgen, Inc.	1,281,555
21,420		Cardinal Health, Inc.	738,776
23,640		Covidien PLC	1,002,100
26,550	@	Gilead Sciences, Inc.	953,676
17,156	@	Healthsouth Corp.	340,718
17,500	@	Hospira, Inc.	911,050
28,080		Merck & Co., Inc.	946,015
42,001		Pfizer, Inc.	639,675
17,220	@	Thermo Fisher Scientific, Inc.	896,473
11,310	@	Valeant Pharmaceuticals International	525,689
6,660	@	Varian Medical Systems, Inc.	333,599
11,240	@	Waters Corp.	769,266
17,210	@	Watson Pharmaceuticals, Inc.	759,994

			10,098,586

		Industrials: 12.6%
14,010	@	Allegiant Travel Co.	774,613
39,800	@	Avis Budget Group, Inc.	471,630
17,624		Danaher Corp.	1,398,993
19,776		Donaldson Co., Inc.	853,334
16,770		Emerson Electric Co.	778,799
22,520		Ingersoll-Rand PLC	840,221
17,634	L	Roper Industries, Inc.	1,023,125
29,261		Tyco International Ltd.	1,058,956
19,990		United Technologies Corp.	1,346,926

			8,546,597

		Information Technology: 33.1%
15,894	@	Apple, Inc.	4,087,300
19,220	@	BMC Software, Inc.	711,332
30,730		Broadcom Corp.	1,060,800
27,480	@	Check Point Software Technologies	842,812
104,930	@	Cisco Systems, Inc.	2,430,176
17,570	@	Cognizant Technology Solutions Corp.	879,203
20,030	@,L	Flir Systems, Inc.	570,655
28,710	@	Gartner, Inc.	710,573
4,077	@	Google, Inc. — Class A	1,978,079
45,080	@	Marvell Technology Group Ltd.	855,618
24,990	@	Micros Systems, Inc.	854,658
125,246		Microsoft Corp.	3,231,347
51,170		National Semiconductor Corp.	718,939
73,903		Oracle Corp.	1,667,991
26,470	@	QLogic Corp.	479,636
37,470		Qualcomm, Inc.	1,332,433

			22,411,552

		Materials: 1.6%
11,820		Ashland, Inc.	633,670
16,050	@	Pactiv Corp.	458,709

			1,092,379

		Telecommunication Services: 1.3%
25,740	@	SBA Communications Corp.	850,192

			850,192

		Utilities: 1.0%
19,570		Constellation Energy Group, Inc.	692,387

			692,387

		Total Common Stock (Cost $59,522,806)	66,494,571

SHORT-TERM INVESTMENTS: 1.8%

		Affiliated Mutual Fund: 1.1%
733,000		ING Institutional Prime Money Market Fund — Class I	733,000

		Total Mutual Fund (Cost $733,000)	733,000

		Securities Lending CollateralCC: 0.7%
325,023		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	325,023
193,818	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	155,055

		Total Securities Lending Collateral (Cost $518,841)	480,078

		Total Short-Term Investments (Cost $1,251,841)	1,213,078

	Total Investments in Securities
	(Cost $60,774,647)*	99.9%	$67,707,649
	Other Assets and Liabilities - Net	0.1	72,316

	Net Assets	100.0%	$67,779,965

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Growth Opportunities Fund
as of May 31, 2010 (continued)

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at May 31, 2010.

*	Cost for federal income tax purposes is $62,171,224.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$9,040,468
Gross Unrealized Depreciation	(3,504,043)

Net Unrealized Appreciation	$5,536,425

Fair Value Measurements ^

The following is a summary of the fair valuations according to the inputs used as of May 31, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	5/31/2010

Asset Table
Investments, at value
Common Stock*	$66,494,571	$—	$—	$66,494,571
Short-Term Investments	1,058,023	—	155,055	1,213,078

Total Investments, at value	$67,552,594	$—	$155,055	$67,707,649

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended May 31, 2010:

						Total
	Beginning			Accrued	Total	Unrealized	Transfers	Transfers	Ending
	Balance			Discounts/	Realized	Appreciation/	Into	Out of	Balance
	5/31/2009	Purchases	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	Level 3	5/31/2010

Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$155,055	$—	$155,055

Total Investments, at value	$—	$—	$—	$—	$—	$—	$155,055	$—	$155,055

As of May 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MidCap Opportunities Fund
as of May 31, 2010

Shares			Value

COMMON STOCK: 97.2%

		Consumer Discretionary: 18.3%
117,220	@,L	Bed Bath & Beyond, Inc.	$5,259,661
227,278		CBS Corp. — Class B	3,309,168
103,300		Coach, Inc.	4,246,663
103,770		Cooper Tire & Rubber Co.	1,962,291
133,580	@	Gildan Activewear, Inc.	3,863,134
76,590	@	Gymboree Corp.	3,414,382
51,459	@	Liberty Media Corp. — Starz	2,692,335
36,900	@	Panera Bread Co.	2,982,627
9,890	@	Priceline.com, Inc.	1,890,572
95,730		Ross Stores, Inc.	5,016,252
74,790		TJX Cos., Inc.	3,399,953
94,580	@	Urban Outfitters, Inc.	3,433,254
82,555	@	WMS Industries, Inc.	3,824,773
199,508		Wyndham Worldwide Corp.	4,708,389

			50,003,454

		Consumer Staples: 6.5%
103,300		Alberto-Culver Co.	2,842,816
128,090		Coca-Cola Enterprises, Inc.	3,343,149
140,530		ConAgra Foods, Inc.	3,398,015
81,400		Herbalife Ltd.	3,675,210
98,610		Hershey Co.	4,614,948

			17,874,138

		Energy: 5.3%
72,830	@	Alpha Natural Resources, Inc.	2,794,487
151,630	@	Complete Production Services, Inc.	1,972,706
108,490	@,L	McMoRan Exploration Co.	1,166,268
87,440		National Oilwell Varco, Inc.	3,334,087
34,210	@	Whiting Petroleum Corp.	2,863,719
119,060		Williams Cos., Inc.	2,351,435

			14,482,702

		Financials: 7.2%
67,580		Ameriprise Financial, Inc.	2,689,008
198,260	@	Blackstone Group LP	2,111,469
83,428		Comerica, Inc.	3,178,607
100,410	@	Invesco Ltd.	1,863,610
113,010		Lazard Ltd.	3,564,335
178,230	@	TD Ameritrade Holding Corp.	3,160,018
130,210		UnumProvident Corp.	3,007,851

			19,574,898

		Health Care: 14.8%
157,190		AmerisourceBergen Corp.	4,916,903
71,440	@	CareFusion Corp.	1,816,005
39,310	@	Emergency Medical Services Corp.	2,105,837
51,110	@	Forest Laboratories, Inc.	1,322,727
127,670	@	Healthsouth Corp.	2,535,526
95,450	@	Hospira, Inc.	4,969,127
6,790	@	Intuitive Surgical, Inc.	2,191,608
41,930	@	Laboratory Corp. of America Holdings	3,170,327
16,705	@	Mettler Toledo International, Inc.	1,913,224
431,920	@	Tenet Healthcare Corp.	2,470,582
68,800	@	Valeant Pharmaceuticals International	3,197,824
38,840	@	Varian Medical Systems, Inc.	1,945,496
60,650	@	Waters Corp.	4,150,886
84,502	@	Watson Pharmaceuticals, Inc.	3,731,608

			40,437,680

		Industrials: 13.2%
157,460	@	Avis Budget Group, Inc.	1,865,901
66,930		Brady Corp.	1,946,324
94,440		Donaldson Co., Inc.	4,075,086
36,950		Dover Corp.	1,658,686
58,023		Gardner Denver, Inc.	2,642,367
72,580		Ingersoll-Rand PLC	2,707,960
28,040		Joy Global, Inc.	1,430,040
45,340	@	Oshkosh Truck Corp.	1,610,930
72,874		Roper Industries, Inc.	4,228,149
62,230	@	Stericycle, Inc.	3,647,923
58,620	@	TransDigm Group, Inc.	3,092,791
79,380	@	WABCO Holdings, Inc.	2,413,152
80,290	@	Waste Connections, Inc.	2,827,011
62,474		Woodward Governor Co.	1,793,004

			35,939,324

		Information Technology: 24.1%
102,550	@	Agilent Technologies, Inc.	3,318,518
108,530		Amphenol Corp.	4,601,672
78,860	@	Ansys, Inc.	3,448,548
128,750	@,L	BMC Software, Inc.	4,765,038
77,230		Broadcom Corp.	2,665,980
111,650	@	Check Point Software Technologies	3,424,306
111,650	@,L	Cognizant Technology Solutions Corp.	5,586,966
477,220	@	Flextronics International Ltd.	3,130,563
76,940	@,L	Flir Systems, Inc.	2,192,021
115,330	@,L	Gartner, Inc.	2,854,418
78,594		Global Payments, Inc.	3,315,881
147,470	@	Intuit, Inc.	5,270,575
247,390	@	Marvell Technology Group Ltd.	4,695,462
126,000	@	Micros Systems, Inc.	4,309,200
239,740		National Semiconductor Corp.	3,368,347
59,520	@	NetApp, Inc.	2,242,714
182,230	@	QLogic Corp.	3,302,008
51,150	@	Sybase, Inc.	3,290,480

			65,782,697

		Materials: 5.3%
47,560		Ashland, Inc.	2,549,692
113,910		Ecolab, Inc.	5,379,969
100,796	@	Pactiv Corp.	2,880,750
71,400		Sigma-Aldrich Corp.	3,804,192

			14,614,603

		Telecommunication Services: 1.5%
124,160	@	SBA Communications Corp.	4,101,005

			4,101,005

		Utilities: 1.0%
74,030		Constellation Energy Group, Inc.	2,619,181

			2,619,181

		Total Common Stock (Cost $228,796,643)	265,429,682

REAL ESTATE INVESTMENT TRUSTS: 0.8%

		Financials: 0.8%
23,980		Public Storage, Inc.	2,222,706

		Total Real Estate Investment Trusts (Cost $1,881,024)	2,222,706

		Total Long-Term Investments (Cost $230,677,667)	267,652,388

SHORT-TERM INVESTMENTS: 2.6%

		Affiliated Mutual Fund: 2.1%
5,663,000		ING Institutional Prime Money Market Fund — Class I	5,663,000

		Total Mutual Fund (Cost $5,663,000)	5,663,000

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MidCap Opportunities Fund
as of May 31, 2010 (continued)

Shares			Value

		Securities Lending CollateralCC: 0.5%
811,194		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$811,194
719,261	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	575,409

		Total Securities Lending Collateral (Cost $1,530,455)	1,386,603

		Total Short-Term Investments (Cost $7,193,455)	7,049,603

	Total Investments in Securities
	(Cost $237,871,122)*	100.6%	$274,701,991
	Other Assets and Liabilities - Net	(0.6)	(1,746,929)

	Net Assets	100.0%	$272,955,062

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at May 31, 2010.

*	Cost for federal income tax purposes is $239,259,089.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$41,140,308
Gross Unrealized Depreciation	(5,697,406)

Net Unrealized Appreciation	$35,442,902

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of May 31, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	5/31/2010

Asset Table
Investments, at value
Common Stock*	$265,429,682	$—	$—	$265,429,682
Real Estate Investment Trusts	2,222,706	—	—	2,222,706
Short-Term Investments	6,474,194	—	575,409	7,049,603

Total Investments, at value	$274,126,582	$—	$575,409	$274,701,991

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended May 31, 2010:

						Total
	Beginning			Accrued	Total	Unrealized	Transfers	Transfers	Ending
	Balance			Discounts/	Realized	Appreciation/	Into	Out of	Balance
	5/31/2009	Purchases	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	Level 3	5/31/2010

Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$575,409	$—	$575,409

Total Investments, at value	$—	$—	$—	$—	$—	$—	575,409	$—	$575,409

As of May 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Opportunistic LargeCap Fund
as of May 31, 2010

Shares			Value

COMMON STOCK: 97.6%

		Consumer Discretionary: 11.2%
7,000		Best Buy Co., Inc.	$295,750
5,600		Coach, Inc.	230,216
26,400		Comcast Corp. — Class A	477,576
14,900		Gap, Inc.	324,820
3,500		Garmin Ltd.	117,530
5,300		Ross Stores, Inc.	277,720
7,600		Target Corp.	414,428

			2,138,040

		Consumer Staples: 9.2%
19,800		Altria Group, Inc.	401,742
13,900		ConAgra Foods, Inc.	336,102
7,400		Molson Coors Brewing Co.	303,696
6,600		Reynolds American, Inc.	344,124
25,700		Sara Lee Corp.	364,169

			1,749,833

		Energy: 6.1%
4,650		ExxonMobil Corp.	281,139
9,600		National Oilwell Varco, Inc.	366,048
9,000	@	Noble Corp.	261,630
4,500	@	Transocean Ltd.	255,465

			1,164,282

		Financials: 16.1%
8,500		American Express Co.	338,895
1,700		Blackrock, Inc.	285,396
8,200		Capital One Financial Corp.	338,660
1,100		CME Group, Inc.	348,315
1,300		Goldman Sachs Group, Inc.	187,538
22,300		Hudson City Bancorp., Inc.	281,203
11,800		JP Morgan Chase & Co.	467,044
3,800		PNC Financial Services Group, Inc.	238,450
5,100		Prudential Financial, Inc.	294,321
9,600		Wells Fargo & Co.	275,424

			3,055,246

		Health Care: 12.4%
11,300		AmerisourceBergen Corp.	353,464
8,000	@	Amgen, Inc.	414,240
9,300		Cardinal Health, Inc.	320,757
5,100		Covidien PLC	216,189
13,200	@	Forest Laboratories, Inc.	341,616
7,500	@	Thermo Fisher Scientific, Inc.	390,450
11,400		UnitedHealth Group, Inc.	331,398

			2,368,114

		Industrials: 9.1%
6,400		Emerson Electric Co.	297,216
5,700		ITT Corp.	275,196
3,900	@	Jacobs Engineering Group, Inc.	162,864
1,950		Lockheed Martin Corp.	155,844
8,300		Pitney Bowes, Inc.	187,912
4,400		Raytheon Co.	230,604
6,200		United Technologies Corp.	417,756

			1,727,392

		Information Technology: 21.2%
9,800	@	Amdocs Ltd.	279,300
7,800		Broadcom Corp.	269,256
13,900		CA, Inc.	281,475
16,100	@	Dell, Inc.	214,613
25,600	@	EMC Corp.	476,672
21,300		Intel Corp.	456,246
5,400		International Business Machines Corp.	676,404
4,600	@	Intuit, Inc.	164,404
20,000	@	Marvell Technology Group Ltd.	379,600
20,400		Microsoft Corp.	526,320
9,200	@	Western Digital Corp.	320,252

			4,044,542

		Materials: 5.4%
6,700	@	Crown Holdings, Inc.	157,517
8,400		EI Du Pont de Nemours & Co.	303,828
12,800		International Paper Co.	297,344
11,200		MeadWestvaco Corp.	267,680

			1,026,369

		Telecommunication Services: 3.0%
23,100		AT&T, Inc.	561,330

			561,330

		Utilities: 3.9%
9,400		Constellation Energy Group, Inc.	332,572
9,000		DTE Energy Co.	409,590

			742,162

		Total Common Stock (Cost $17,942,307)	18,577,310

EXCHANGE-TRADED FUNDS: 1.3%

		Exchange-Traded Funds: 1.3%
2,300		SPDR Trust Series 1	251,712

		Total Exchange-Traded Funds (Cost $222,575)	251,712

		Total Long-Term Investments (Cost $18,164,882)	18,829,022

SHORT-TERM INVESTMENTS: 1.0%

		Affiliated Mutual Fund: 1.0%
192,000		ING Institutional Prime Money Market Fund — Class I	192,000

		Total Short-Term Investments (Cost $192,000)	192,000

	Total Investments in Securities
	(Cost $18,356,882)*	99.9%	$19,021,022
	Other Assets and Liabilities - Net	0.1	13,387

	Net Assets	100.0%	$19,034,409

@	Non-income producing security

*	Cost for federal income tax purposes is $18,439,211.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,592,684
Gross Unrealized Depreciation	(1,010,873)

Net Unrealized Appreciation	$581,811

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Opportunistic LargeCap Fund
as of May 31, 2010 (continued)

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of May 31, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	5/31/2010

Asset Table
Investments, at value
Common Stock*	$18,577,310	$—	$—	$18,577,310
Exchange-Traded Funds	251,712	—	—	251,712
Short-Term Investments	192,000	—	—	192,000

Total Investments, at value	$19,021,022	$—	$—	$19,021,022

See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SmallCap Opportunities Fund
as of May 31, 2010

Shares			Value

COMMON STOCK: 94.4%

		Consumer Discretionary: 18.9%
9,302	@	America’s Car-Mart, Inc.	$225,294
26,489		Arbitron, Inc.	806,855
28,379	@	Bally Technologies, Inc.	1,206,108
40,600	@	California Pizza Kitchen, Inc.	740,138
9,981	@	Capella Education Co.	857,468
47,900		Cinemark Holdings, Inc.	765,921
17,200	@,L	Coinstar, Inc.	922,952
51,511		Cooper Tire & Rubber Co.	974,073
21,286	@	Fossil, Inc.	798,225
34,400	@	Gildan Activewear, Inc.	994,848
26,500	@	Gymboree Corp.	1,181,370
25,400	@	Hibbett Sporting Goods, Inc.	654,558
18,323	@	J Crew Group, Inc.	836,262
32,900	@	Jack in the Box, Inc.	738,276
15,509	@	Jo-Ann Stores, Inc.	708,451
43,300	@	LKQ Corp.	797,586
32,656	@,L	Lumber Liquidators	963,679
28,700		Monro Muffler, Inc.	1,130,493
71,014	@	OfficeMax, Inc.	1,266,178
17,900		PF Chang’s China Bistro, Inc.	778,113
10,600		Polaris Industries, Inc.	622,220
23,500		Pool Corp.	563,765
13,595	@	Steiner Leisure Ltd.	564,193
34,231	@	Wet Seal, Inc.	140,347
29,700		Wyndham Worldwide Corp.	700,920

			19,938,293

		Consumer Staples: 2.0%
19,100		Casey’s General Stores, Inc.	704,217
20,900	L	Diamond Foods, Inc.	866,305
23,300	L	Flowers Foods, Inc.	575,743

			2,146,265

		Energy: 4.6%
20,600	@	Bill Barrett Corp.	670,736
38,100	@	Carrizo Oil & Gas, Inc.	675,894
5,400	@,L	Core Laboratories NV	734,292
21,000	@	Dril-Quip, Inc.	1,022,910
27,900	L	Holly Corp.	722,610
93,059	@	McMoRan Exploration Co.	1,000,384

			4,826,826

		Financials: 3.2%
10,814		Greenhill & Co., Inc.	749,302
22,970	@,L	Stifel Financial Corp.	1,163,890
10,300	@	SVB Financial Group	462,058
12,267		Waddell & Reed Financial, Inc.	328,878
19,143		Wintrust Financial Corp.	682,639

			3,386,767

		Health Care: 20.2%
12,700	@	Acorda Therapeutics, Inc.	436,626
8,800	@,L	Allos Therapeutics, Inc.	63,008
12,700	@,L	AMAG Pharmaceuticals, Inc.	404,368
22,218	@	AMERIGROUP Corp.	798,071
12,700	@,L	Auxilium Pharmaceuticals, Inc.	365,506
13,800	@	BioMarin Pharmaceuticals, Inc.	269,376
5,209	@	Bio-Rad Laboratories, Inc.	487,406
26,277	@	Centene Corp.	599,641
21,900		Chemed Corp.	1,246,329
67,000	@	Cypress Bioscience, Inc.	276,040
18,933	@	Haemonetics Corp.	1,021,246
16,500	@	Hanger Orthopedic Group, Inc.	281,325
68,944	@,L	Healthsouth Corp.	1,369,228
49,477	@	Human Genome Sciences, Inc.	1,225,051
11,400	@,L	InterMune, Inc.	103,056
6,241	@	IPC The Hospitalist Co., Inc.	182,674
24,400	@	Luminex Corp.	417,972
22,550	@	Masimo Corp.	499,257
39,100	@	MedAssets, Inc.	887,179
46,500	@	Medicines Co.	390,833
13,500	@	Mednax, Inc.	763,425
41,586		Meridian Bioscience, Inc.	726,923
39,100	@,L	Merit Medical Systems, Inc.	597,839
20,057	@	Micrus Endovascular Corp.	346,585
37,022	@	Nektar Therapeutics	452,779
16,874	@	Neogen Corp.	433,831
11,900	@,L	OncoGenex Pharmaceutical, Inc.	178,619
28,100	@	Onyx Pharmaceuticals, Inc.	626,349
34,700		Owens & Minor, Inc.	1,036,489
13,032	@	Psychiatric Solutions, Inc.	421,976
17,800	@	Regeneron Pharmaceuticals, Inc.	508,546
34,900	@	Savient Pharmaceuticals, Inc.	420,196
20,000	@	Seattle Genetics, Inc.	264,600
23,462	@	Sirona Dental Systems, Inc.	830,086
7,129	@	SonoSite, Inc.	207,383
22,000		Steris Corp.	700,260
17,990		Universal Health Services, Inc.	762,416
27,793	@	Vanda Pharmaceuticals, Inc.	203,167
78,222	@	Vical, Inc.	260,479
17,300	@,L	Vivus, Inc.	219,018

			21,285,158

		Industrials: 15.7%
41,400		Actuant Corp.	837,108
17,500		Acuity Brands, Inc.	719,775
13,600	@	Allegiant Travel Co.	751,944
10,896	@	Clean Harbors, Inc.	690,697
39,512		Diamond Management & Technology Consultants, Inc.	392,354
17,850	@	EnPro Industries, Inc.	563,703
33,700	@	Genesee & Wyoming, Inc.	1,212,863
42,300	@,L	Geo Group, Inc.	892,530
17,466		Gorman-Rupp Co.	495,161
45,700	@	Hexcel Corp.	729,829
33,200		Knight Transportation, Inc.	660,016
19,900	@	Moog, Inc.	656,899
11,343		Nordson Corp.	755,784
21,800		Simpson Manufacturing Co., Inc.	636,996
36,100	@	SYKES Enterprises, Inc.	623,086
20,500	@	Teledyne Technologies, Inc.	805,855
22,133		Towers Watson & Co.	1,018,118
10,900		Triumph Group, Inc.	756,569
24,391	@	TrueBlue, Inc.	324,156
24,211	@	Waste Connections, Inc.	852,469
21,500		Watsco, Inc.	1,258,825
31,800		Woodward Governor Co.	912,660

			16,547,397

		Information Technology: 25.0%
16,294	@	Ansys, Inc.	712,537
19,500	@	Aspen Technology, Inc.	223,470
47,300		Blackbaud, Inc.	1,066,615
30,100	@,L	Blackboard, Inc.	1,205,204
6,719	@	Blue Coat Systems, Inc.	144,257
17,000	@	CACI International, Inc.	786,080
33,600		Cognex Corp.	641,424
24,700	@	CommScope, Inc.	696,540
34,600	@	Commvault Systems, Inc.	779,884
67,400	@,L	Compellent Technologies, Inc.	866,764
24,500	@	Comtech Telecommunications	705,845
3,408	@	Convio, Inc.	32,478
67,100	@	EPIQ Systems, Inc.	768,295
25,893	@	Flir Systems, Inc.	737,692
48,338	@,L	Formfactor, Inc.	622,110
52,900	@,L	Fortinet, Inc.	863,328
17,900		Global Payments, Inc.	755,201
36,500	@	Informatica Corp.	941,700
117,100	@	Integrated Device Technology, Inc.	683,864
66,599	@	Mentor Graphics Corp.	611,379
17,473	@,L	Meru Networks, Inc.	228,896
16,100	@	Micros Systems, Inc.	550,620
34,500	@	MKS Instruments, Inc.	685,170
35,900	@	Monolithic Power Systems, Inc.	688,921
9,247		National Instruments Corp.	297,661

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SmallCap Opportunities Fund
as of May 31, 2010 (continued)

Shares			Value

		Information Technology (continued)
8,500	@	Netscout Systems, Inc.	$115,005
58,600	@	ON Semiconductor Corp.	428,366
24,800	@	Parametric Technology Corp.	408,704
31,200		Pegasystems, Inc.	933,192
30,700	@	Polycom, Inc.	921,921
34,200	@	Scansource, Inc.	881,676
61,900	@	Semtech Corp.	1,090,059
36,664		Solera Holdings, Inc.	1,271,508
48,051	@	Sourcefire, Inc.	991,773
6,300	@	Sybase, Inc.	405,279
22,200	@,L	SYNNEX Corp.	593,406
54,000	@	Tekelec	774,090
64,200	@	THQ, Inc.	385,200
77,301	@	Verigy Ltd	785,378

			26,281,492

		Materials: 3.1%
16,700		Albemarle Corp.	719,102
39,700		Commercial Metals Co.	618,129
14,400		Minerals Technologies, Inc.	769,680
40,700		Silgan Holdings, Inc.	1,161,171

			3,268,082

		Telecommunication Services: 1.1%
37,196		Alaska Communications Systems Group, Inc.	307,611
24,600	@	SBA Communications Corp.	812,538

			1,120,149

		Utilities: 0.6%
5,000	L	CH Energy Group, Inc.	194,450
14,182		Unisource Energy Corp.	437,940

			632,390

		Total Common Stock (Cost $87,480,581)	99,432,819

REAL ESTATE INVESTMENT TRUSTS: 2.2%

		Financials: 2.2%
12,400		Digital Realty Trust, Inc.	705,684
14,600		Mid-America Apartment Communities, Inc.	797,598
20,200		Tanger Factory Outlet Centers, Inc.	840,724

		Total Real Estate Investment Trusts (Cost $1,939,893)	2,344,006

EXCHANGE-TRADED FUNDS: 1.6%

		Exchange-Traded Funds: 1.6%
22,903	L	iShares Russell 2000 Growth Index Fund	1,635,045

		Total Exchange-Traded Funds (Cost $1,671,102)	1,635,045

		Total Long-Term Investments (Cost $91,091,576)	103,411,870

SHORT-TERM INVESTMENTS: 10.8%

		Affiliated Mutual Fund: 1.5%
1,545,000		ING Institutional Prime Money Market Fund — Class I	1,545,000

		Total Mutual Fund (Cost $1,545,000)	1,545,000

		Securities Lending CollateralCC: 9.3%
9,532,899		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	9,532,899
362,920	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	290,336

		Total Securities Lending Collateral (Cost $9,895,819)	9,823,235

		Total Short-Term Investments (Cost $11,440,819)	11,368,235

	Total Investments in Securities
	(Cost $102,532,395)*	109.0%	$114,780,105
	Other Assets and Liabilities - Net	(9.0)	(9,473,215)

	Net Assets	100.0%	$105,306,890

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at May 31, 2010.

*	Cost for federal income tax purposes is $107,298,011.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$15,433,632
Gross Unrealized Depreciation	(7,951,538)

Net Unrealized Appreciation	$7,482,094

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SmallCap Opportunities Fund
as of May 31, 2010 (continued)

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of May 31, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	5/31/2010

Asset Table
Investments, at value
Common Stock*	$99,432,819	$—	$—	$99,432,819
Real Estate Investment Trusts	2,344,006	—	—	2,344,006
Exchange-Traded Funds	1,635,045	—	—	1,635,045
Short-Term Investments	11,077,899	—	290,336	11,368,235

Total Investments, at value	$114,489,769	$—	$290,336	$114,780,105

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended May 31, 2010:

						Total
	Beginning			Accrued	Total	Unrealized	Transfers	Transfers	Ending
	Balance			Discounts/	Realized	Appreciation/	Into	Out of	Balance
	5/31/2009	Purchases	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	Level 3	5/31/2010

Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$290,336	$—	$290,336

Total Investments, at value	$—	$—	$—	$—	$—	$—	$290,336	$—	$290,336

As of May 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Value Choice Fund
as of May 31, 2010

Shares			Value

COMMON STOCK: 76.2%

		Consumer Discretionary: 0.9%
568,500		Sekisui House Ltd. ADR	$5,071,020

			5,071,020

		Consumer Staples: 7.3%
184,778		Cresud SACIF y A ADR	2,256,139
560,000		Kroger Co.	11,272,800
297,000	@	Smithfield Foods, Inc.	5,120,280
470,000		Tyson Foods, Inc.	8,262,600
267,000		Wal-Mart Stores, Inc.	13,499,520

			40,411,339

		Energy: 13.9%
525,000		Arch Coal, Inc.	11,313,750
831,000		Cameco Corp.	20,309,640
76,500		Chevron Corp.	5,651,055
170,000		ConocoPhillips	8,816,200
133,000		Peabody Energy Corp.	5,181,680
122,059		Petrobras Energia SA ADR	1,721,032
59,700		Pioneer Natural Resources Co.	3,802,890
187,000		Suncor Energy, Inc.	5,696,020
1,209,000		Tesoro Corp.	14,145,300

			76,637,567

		Financials: 3.8%
139,115	@	CNA Financial Corp.	3,628,119
517,000		Marsh & McLennan Cos., Inc.	11,275,770
874,000		Sumitomo Trust & Banking Co., Ltd. ADR	4,640,940
119,000	@	UBS AG — Reg	1,586,270

			21,131,099

		Health Care: 7.5%
337,000		Aetna, Inc.	9,826,920
225,000	@	Forest Laboratories, Inc.	5,823,000
179,577		Omnicare, Inc.	4,509,178
832,300		Pfizer, Inc.	12,675,929
246,220	@	Takeda Pharmaceutical Co. Ltd ADR	4,995,804
61,235	@	Zimmer Holdings, Inc.	3,424,874

			41,255,705

		Industrials: 4.5%
198,559	@	AGCO Corp.	5,712,542
105,570		Lockheed Martin Corp.	8,437,154
150,672	@	Shaw Group, Inc.	5,139,422
77,400		Union Pacific Corp.	5,528,682

			24,817,800

		Information Technology: 4.8%
474,012	@	eBay, Inc.	10,148,597
400,000	@	Ingram Micro, Inc.	6,784,000
197,000		Microsoft Corp.	5,082,600
104,840	@	Tech Data Corp.	4,261,746

			26,276,943

		Materials: 20.2%
481,000		Barrick Gold Corp.	20,240,480
44,000	@	Domtar Corp.	2,692,800
239,300	@	Geovic Mining Corp.	153,296
633,800		Gold Fields Ltd. ADR	8,714,750
180,500	@,L	Ivanhoe Mines Ltd.	2,620,860
1,200,000		Kinross Gold Corp.	20,651,999
425,000	L	Lihir Gold Ltd. ADR	14,212,000
193,000		Newcrest Mining Ltd. ADR	5,259,250
470,000		Newmont Mining Corp.	25,295,400
808,683	@,L	Novagold Resources, Inc.	5,798,257
304,000	@,L	Silver Standard Resources, Inc.	5,472,000

			111,111,092

		Telecommunication Services: 7.3%
425,590	L	China Unicom Ltd. ADR	5,162,407
116,100		KT Corp. ADR	2,160,621
750,000	L	Nippon Telegraph & Telephone Corp. ADR	15,360,000
280,750		TELUS Corp.	9,697,105
92,547	L	Tim Participacoes SA ADR	2,495,993
389,000		Turkcell Iletisim Hizmet AS ADR	5,243,720

			40,119,846

		Utilities: 6.0%
674,000		Ameren Corp.	16,620,840
628,500	L	Centrais Eletricas Brasileiras SA ADR — Class B	9,188,670
527,560	@	Korea Electric Power Corp. ADR	7,111,509
162,000	@,I,	Mirant Corp.	—
	L,X

			32,921,019

		Total Common Stock (Cost $375,972,682)	419,753,430

PREFERRED STOCK: 3.6%

		Industrials: 1.5%
6,553		Kansas City Southern	8,667,981

			8,667,981

		Information Technology: 2.1%
14,900	P	Lucent Technologies Capital Trust I	11,443,200

			11,443,200

		Total Preferred Stock (Cost $15,160,186)	20,111,181

Principal
Amount			Value

CONVERTIBLE BONDS: 8.2%

		Energy: 3.5%
$4,873,000	L	Goodrich Petroleum Corp., 3.250%, due 12/01/26	$4,611,076
8,990,000		Transocean, Inc., 1.625%, due 12/15/37	8,787,725
7,831,000		USEC, Inc., 3.000%, due 10/01/14	5,941,771

			19,340,572

		Health Care: 3.0%
9,600,000		Amgen, Inc., 0.125%, due 02/01/11	9,504,000
8,134,000		Omnicare, Inc., 3.250%, due 12/15/35	6,720,718

			16,224,718

		Industrials: 0.5%
2,820,000		Griffon Corp., 4.000%, due 07/18/23	2,848,200

			2,848,200

		Materials: 0.2%
1,817,000		Gold Reserve, Inc., 5.500%, due 06/15/22	1,267,358

			1,267,358

		Telecommunication Services: 1.0%
5,841,000		NII Holdings, Inc., 3.125%, due 06/15/12	5,402,925

			5,402,925

		Total Convertible Bonds (Cost $45,233,938)	45,083,773

		Total Long-Term Investments (Cost $436,366,806)	484,948,384

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Value Choice Fund
as of May 31, 2010 (continued)

Shares			Value

SHORT-TERM INVESTMENTS: 14.5%

		Affiliated Mutual Fund: 11.6%
63,669,647		ING Institutional Prime Money Market Fund — Class I	$63,669,647

		Total Mutual Fund (Cost $63,669,647)	63,669,647

		Securities Lending CollateralCC: 2.9%
15,489,221		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	15,489,221
562,670	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	450,136

		Total Securities Lending Collateral (Cost $16,051,891)	15,939,357

		Total Short-Term Investments (Cost $79,721,538)	79,609,004

	Total Investments in Securities
	(Cost $516,088,344)*	102.5%	$564,557,388
	Other Assets and Liabilities - Net	(2.5)	(13,518,207)

	Net Assets	100.0%	$551,039,181

@	Non-income producing security
ADR	American Depositary Receipt
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at May 31, 2010.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

*	Cost for federal income tax purposes is $521,777,658.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$56,188,769
Gross Unrealized Depreciation	(13,409,039)

Net Unrealized Appreciation	$42,779,730

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of May 31, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	5/31/2010

Asset Table
Investments, at value
Common Stock*	$419,753,430	$—	$—	$419,753,430
Preferred Stock	—	20,111,181	—	20,111,181
Convertible Bonds	—	45,083,773	—	45,083,773
Short-Term Investments	79,158,868	—	450,136	79,609,004

Total Investments, at value	$498,912,298	$65,194,954	$450,136	$564,557,388

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended May 31, 2010:

						Total
	Beginning			Accrued	Total	Unrealized	Transfers	Transfers	Ending
	Balance			Discounts/	Realized	Appreciation/	Into	Our of	Balance
	5/31/2009	Purchases	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	Level 3	5/31/2010

Asset Table
Investments, at value
Corporate Bonds/Notes	$—	$—	$—	$—	$—	$—	$—	$—	$—
Short-Term Investments	—	—	—	—	—	—	450,136	—	450,136

Total Investments, at value	$—	$—	$—	$—	$—	$—	$450,136	$—	$450,136

As of May 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended May 31, 2010 were as follows:

Fund Name	Type	Per Share Amount

ING Real Estate Fund
Class A	NII	$0.2214
Class B	NII	$0.1600
Class C	NII	$0.1571
Class I	NII	$0.2541
Class O	NII	$0.2212
Class W	NII	$0.2498
All Classes	ROC	$0.1177
ING Equity Dividend Fund
Class A	NII	$0.1527
Class B	NII	$0.1008
Class C	NII	$0.0961
Class I*	NII	$0.0406
Class W	NII	$0.1662
ING Opportunistic LargeCap Fund
Class A	NII	$0.0296
Class B	NII	$0.0014
Class C	NII	$0.0014
Class I	NII	$0.0710
Class W	NII	$0.0743
ING Value Choice Fund
Class A	NII	$0.1282
Class B	NII	$0.0354
Class C	NII	$0.0504
Class I	NII	$0.1581
Class O	NII	$0.1380
Class W	NII	$0.1561

NII — Net investment income
ROC — Return of capital
* Commenced operations March 31, 2010

Of the ordinary distributions made during the year ended May 31, 2010, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Equity Dividend Fund	100.00%
ING Opportunistic LargeCap Fund	100.00%
ING Value Choice Fund	90.80%

For the year ended May 31, 2010, the following are percentages of net investment income dividends paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

ING Equity Dividend Fund	100.00%
ING Opportunistic LargeCap Fund	100.00%
ING Value Choice Fund	100.00%

Pursuant to Internal Revenue Code Section 871(k)(1), the Fund below designates the following percentage of net investment income distributions as interest-related dividends:

ING Value Choice Fund	29.79%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

				Number
				of Funds
				in Fund
	Position(s)	Term of Office		Complex	Other Directorships/
	held with	and Length of	Principal Occupation(s)	Overseen	Trusteeships
Name, Address, and Age	the Trust	Time Served(1)	during the Past Five Years	by Trustee(2)	held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Trustee	November 2007 — Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 — Present); and Consultant (January 2005 — Present).	140	None

John V. Boyer(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 57	Trustee	January 2005 — Present	President and Chief Executive Officer, Bechtler Arts Foundation (January 2008 — Present). Formerly, Consultant (July 2007 — February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 — July 2007); and Executive Director, The Mark Twain House & Museum (September 1989 — March 2006).	140	None

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	January 2006 — Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial matters and global economy (January 2000 — Present).	140	Wisconsin Energy Corporation (June 2006 — Present) and the Royce Fund (2009 — Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 68	Trustee	November 2007 — Present	Retired	140	First Marblehead Corporation (October 2003 — Present) and BlackRock Funds (February 2004 — January 2007).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Trustee	February 2002 — Present	Retired. Formerly, President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 — December 2008).	140	Bankers Trust Company, N.A., Des Moines (June 1992 — June 2009) and Midamerica Financial Corporation (December 2002 — December 2009).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	January 2005 — Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 — June 2009).	140	Assured Guaranty Ltd. (April 2004 — Present) and Odyssey Re Holdings Corp (November 2006 — October 2009).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Trustee	January 2006 — Present	Consultant (May 2001 — Present).	140	Stillwater Mining Company (May 2002 — Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Chairman and Trustee	February 2002 — Present	President, Springwell Corporation, a corporate finance firm (March 1989 — Present).	140	UGI Corporation (February 2006 — Present), UGI Utilities, Inc. (February 2006 — Present) and AmeriGas Partners L.P. (February 1998 — February 2006).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

				Number
				of Funds
				in Fund
	Position(s)	Term of Office		Complex	Other Directorships/
	held with	and Length of	Principal Occupation(s)	Overseen	Trusteeships
Name, Address, and Age	the Trust	Time Served(1)	during the Past Five Years	by Trustee(2)	held by Trustee

Trustees who are “Interested Persons:”

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee	November 2007 — Present	Retired. Formerly, Chairman and Chief Investment Officer, ING Investment Management Co. (July 2001 — December 2007).	140	Intact Financial Corporation (December 2004 — Present).

Shaun P. Mathews(3)(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Trustee	November 2007 — Present	President and Chief Executive Officer, ING Investments, LLC(6) (November 2006 — Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 — November 2006).	181	ING Retirement Holdings, Inc. (September 1998 — Present); ING Services Holding Company, Inc. (May 2000 — Present); ING Financial Advisers, LLC (April 2002 — Present); Southland Life Insurance Company (June 2002 — Present); ING Capital Corporation, LLC and ING Funds Distributor, LLC (December 2005 — Present); ING Funds Services, LLC, ING Investments, LLC and ING Pilgrim Funding, Inc. (March 2006 — Present); and Directed Services, LLC (December 2006 — Present).

(1)	The tenure of each Trustee is subject to the Board’s retirement policy, which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)	For the purposes of this table (except for Mr. Mathews),“Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials, and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust t; and ING Partners, Inc.

(3)	For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

(4)	Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)	Messrs. Mathews and Crispin are deemed to be “interested persons” of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Manager, ING Investment Manager.

(6)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(7)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

DIRECTOR AND OFFICER INFORMATION (Unaudited)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s) —
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	President and Chief Executive Officer	November 2006 — Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 — Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 — November 2006).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Executive Vice President	February 2002 — Present	Executive Vice President and Chief Operating Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (January 2007 — Present). Formerly, Executive Vice President, Head of Product Management (January 2005 — January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 — December 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 60	Executive Vice President and Chief Investment Risk Officer	February 2002 — Present September 2009 — Present	Executive Vice President, ING Investments, LLC(2) (July 2000 — Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 — Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Executive Vice President and Chief Compliance Officer	March 2006 — Present November 2004 — Present	Chief Compliance Officer of the ING Funds (November 2004 — Present); Executive Vice President of the ING Funds (March 2006 — Present); Chief Compliance Officer of ING Investments, LLC(2) (March 2006 — July 2008 and October 2009 — Present); and Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 — July 2008 and October 2009 — Present). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006 — December 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 — Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 — Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Senior Vice President	November 2003 — Present	Senior Vice President, ING Investments, LLC(2) (October 2003 — Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	May 2006 — Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 — Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 — May 2006).

William Evans 10 State House Square Hartford, Ct 06103 Age: 37	Vice President	September 2007 — Present	Senior Vice President, ING Investment Management ( March 2010 — Present) and Head of Manager Research and Selection Group (April 2007 — Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 — April 2007).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	November 1999 — Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 — Present) and ING Investments, LLC(2) (August 1997 — Present).

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s) —
Name, Address and Age	with the Trust	Time Served(1)	during the Past Five Years

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Vice President	February 2003 — Present	Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 — Present); Director of Compliance, ING Investments, LLC(2) (October 2004 — Present); and Vice President and Money Laundering Reporting Officer, ING Funds Distributor, LLC(4) (April 2010 — Present); Formerly, Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 — April 2010).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	September 2004 — Present	Vice President, ING Funds Services, LLC(3) (September 2004 — Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Vice President	January 2007 — Present	Vice President, ING Funds Services, LLC (December 2006 — Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 — December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Vice President	March 2006 — Present	Vice President, ING Funds (March 2010 — Present); Vice President, ING Funds Services, LLC(3) (March 2006 — Present) and Managing Paralegal, Registration Statements (June 2003 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 — March 2006).

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Assistant Vice President	May 2008 — Present	Assistant Vice President — Director of Tax, ING Funds Services (March 2008 — Present). Formerly, Tax Manager, ING Funds Services (March 2005 — March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Secretary	August 2003 — Present	Senior Vice President and Chief Counsel, ING Funds (March 2010 — Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 — March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Assistant Secretary	August 2003 — Present	Vice President and Senior Counsel, ING Funds (March 2010 — Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 — March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 — April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 34	Assistant Secretary	May 2008 — Present	Vice President and Counsel, ING Funds (March 2010 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008 — March 2010) and Associate, Ropes & Gray LLP (September 2005 — February 2008).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(6)	Directed Services LLC is the successor in interest to Directed Services, Inc.

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds
ING Balanced Fund
ING Core Equity Research Fund
ING Real Estate Fund

Domestic Equity Funds-of-Funds
ING Strategic Allocation Conservative Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Moderate Fund

Domestic Equity Growth Funds
ING Corporate Leaders 100 Fund
ING Equity Dividend Fund
ING Growth Opportunities Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING Small Company Fund
ING SmallCap Opportunities Fund
ING Tactical Asset Allocation Fund

Domestic Equity Index Funds
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Fund
ING Value Choice Fund

Fixed-Income Funds
ING GNMA Income Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund

Global Equity Funds
ING Global Equity Dividend Fund
ING Global Natural Resources Fund
ING Global Real Estate Fund
ING Global Value Choice Fund

International Equity Funds
ING Alternative Beta Fund
ING Asia-Pacific Real Estate Fund
ING Emerging Countries Fund
ING European Real Estate Fund
ING Foreign Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Real Estate Fund
ING International SmallCap Multi-Manager Fund
ING International Value Fund
ING International Value Choice Fund
ING Russia Fund

Global Fixed-Income Fund
ING Global Bond Fund

Global and International Funds-of-Funds
ING Diversified International Fund
ING Global Target Payment Fund

Loan Participation Fund
ING Senior Income Fund

Money Market Funds*
ING Classic Money Market Fund
ING Money Market Fund

*	An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor
ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc. (formerly,
PNC Global Investment Servicing (U.S.) Inc.)
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

PRAR-UDEABCIOQW                  (0510-072210)

Item 2. Code of Ethics.
As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.
Item 3. Audit Committee Financial Expert.
The Board of Trustees has determined that J. Michael Earley and Peter S. Drotch are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Earley and Mr. Drotch are “independent” for purposes of Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $119,000 for year ended May 31, 2010 and $216,000 for year ended May 31, 2009.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $15,050 for the year ended May 31, 2010 and $30,100 for year ended May 31, 2009.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $27,088 in the year ended May 31, 2010 and $108,249 in the year ended May 31, 2009. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 in the year ended May 31, 2010 and $5,000 in the year ended May 31, 2009.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

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AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY
I. Statement of Principles
Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.
Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.
For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.
The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

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II. Audit Services
The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.
The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.
The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.
III. Audit-related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.
The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.
IV. Tax Services
The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.
The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult

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outside counsel to determine that tax planning and reporting positions are consistent with this Policy.
The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.
V. Other Services
The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.
The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.
A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.
VI. Pre-approval of Fee levels and Budgeted Amounts
The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).
VII. Procedures
Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

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VIII. Delegation
The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.
IX. Additional Requirements
The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.
Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds. In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

6

Last Approved: November 11, 2009

7

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2010 through December 31, 2010
Service

	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.
	✓	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.
	✓	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	✓	Not to exceed $12,600 per audit

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2010 through December 31, 2010
Service

	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]
	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	✓		Not to exceed $2,200 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter

Training courses		✓	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	✓		Not to exceed $9,450 per quarter

For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	✓		Not to exceed $21,000 per fund per year

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Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2010 through December 31, 2010
Service

Fund
	The Fund(s)	Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	✓		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s	✓		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix C, continued
Service

Fund
	The Fund(s)	Affiliates	Fee Range
Tax training courses		✓	Not to exceed $2,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	✓	✓	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.
	✓		Not to exceed $120,000 during the Pre-Approval Period

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Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2010 through December 31, 2010
Service

	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.
	✓	✓	Not to exceed $5,000 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	✓		Not to exceed $35,000 during the Pre-Approval Period

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Appendix E
Prohibited Non-Audit Services
Dated: January 1, 2010
•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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EXHIBIT A
ING EQUITY TRUST
ING FUNDS TRUST
ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND
ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND
ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND
ING RISK MANAGED NATURAL RESOURCES FUND
ING INVESTORS TRUST
ING MAYFLOWER TRUST
ING MUTUAL FUNDS
ING PARTNERS, INC.
ING PRIME RATE TRUST
ING SENIOR INCOME FUND
ING SEPARATE PORTFOLIOS TRUST
ING VARIABLE INSURANCE TRUST
ING VARIABLE PRODUCTS TRUST

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(e) (2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $2,105,254 for year ended May 31, 2010 and $1,637,510 for year ended May 31, 2009.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

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Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments
Schedule is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.
The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.
The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.
Item 11. Controls and Procedures.
(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Equity Trust

By	/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer
Date: August 6, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer
Date: August 6, 2010

By	/s/ Todd Modic

Todd Modic
Senior Vice President and Chief Financial Officer
Date: August 6, 2010

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